                                                                      Exhibit 20


                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

         The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on November 15, 2005 and covers activity from September 25, 2005 through October 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10 day of November, 2005.


                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:  /s/ Susanne L. Miller
                                                --------------------------------
                                            Name:  Susanne L. Miller
                                            Title: Vice President
                                                   Treasury Controller

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                                Trust Totals

Number of days in period                                                   30
Beginning Principal Receivable Balance                      27,019,263,323.34
Special Funding Account Balance                                          0.00
Beginning Total Principal Balance                           27,019,263,323.34
Finance Charge Collections (excluding                          460,205,053.78
 Recoveries)
Recoveries                                                      17,692,678.29
Total Collections of Finance Charge Receivables                477,897,732.07
Total Collections of Principal Receivables                   6,584,975,334.67
Monthly Payment Rate                                                 24.3714%
Defaulted amount                                               119,416,825.45
Annualized Default Rate                                               5.4066%
Trust Portfolio Yield                                                16.1423%
New Principal Receivables                                    6,557,857,681.09
Ending Principal Receivables Balance                        26,872,728,844.31
Ending Required Minimum Principal Balance                   22,122,250,000.00
Ending Transferor Amount                                     6,197,728,844.31
Ending Special Funding Account Balance                                   0.00
Ending Total Principal Balance                              26,872,728,844.31

B. Series Allocations                     Series 2000-4      Series 2000-5      Series 2001-1      Series 2001-2    Series 2001-3
----------------------------------------  ----------------   ----------------   ----------------   --------------   --------------
Group Number                                             2                  2                  2                1                2
Invested Amount                                       0.00               0.00     750,000,000.00   250,000,000.00   750,000,000.00
Adjusted Invested Amount                              0.00               0.00     750,000,000.00   250,000,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00             0.00             0.00
Series Required Transferor Amount                     0.00               0.00      52,500,000.00    17,500,000.00    52,500,000.00
Series Allocation Percentage                         0.00%              0.00%              3.63%            1.21%            3.63%
Series Alloc. Finance Charge Collections              0.00               0.00      17,336,072.51     5,778,690.84    17,336,072.51
Series Allocable Recoveries                           0.00               0.00         641,814.21       213,938.07       641,814.21
Series Alloc. Principal Collections                   0.00               0.00     238,874,558.69    79,624,852.90   238,874,558.69
Series Allocable Defaulted Amount                     0.00               0.00       4,331,928.37     1,443,976.12     4,331,928.37

B. Series Allocations                     Series 2001-4      Series 2001-5      Series 2001-6      Series 2001-7    Series 2002-1
----------------------------------------  ----------------   ----------------   ----------------   --------------   --------------
Group Number                                             2                  2                  2                2                2
Invested Amount                             725,000,000.00     500,000,000.00     700,000,000.00   650,000,000.00   920,000,000.00
Adjusted Invested Amount                    725,000,000.00     500,000,000.00     700,000,000.00   650,000,000.00   920,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00             0.00             0.00
Series Required Transferor Amount            50,750,000.00      35,000,000.00      49,000,000.00    45,500,000.00    64,400,000.00
Series Allocation Percentage                         3.51%              2.42%              3.39%            3.14%             4.45%
Series Alloc. Finance Charge Collections     16,758,203.42      11,557,381.67      16,180,334.34    15,024,596.17    21,265,582.27
Series Allocable Recoveries                     620,420.40         427,876.14         599,026.59       556,238.98       787,292.09
Series Alloc. Principal Collections         230,912,073.40     159,249,705.80     222,949,588.11   207,024,617.53   293,019,458.66
Series Allocable Defaulted Amount             4,187,530.76       2,887,952.25       4,043,133.15     3,754,337.92     5,313,832.14

B. Series Allocations                     Series 2002-2      Series 2002-3      Series 2002-5      Series 2002-6    Series 2003-1
----------------------------------------  ----------------   ----------------   ----------------   --------------   --------------
Group Number                                             2                  2                  2                2                2
Invested Amount                             940,000,000.00     920,000,000.00     600,000,000.00   720,000,000.00   920,000,000.00
Adjusted Invested Amount                    940,000,000.00     920,000,000.00     600,000,000.00   720,000,000.00   920,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00             0.00             0.00
Series Required Transferor Amount            65,800,000.00      64,400,000.00      42,000,000.00    50,400,000.00    64,400,000.00
Series Allocation Percentage                         4.55%              4.45%              2.90%            3.48%            4.45%
Series Alloc. Finance Charge Collections     21,727,877.54      21,265,582.27      13,868,858.00    16,642,629.61    21,265,582.27
Series Allocable Recoveries                     804,407.14         787,292.09         513,451.37       616,141.64       787,292.09
Series Alloc. Principal Collections         299,389,446.90     293,019,458.66     191,099,646.96   229,319,576.35   293,019,458.66
Series Allocable Defaulted Amount             5,429,350.23       5,313,832.14       3,465,542.70     4,158,651.24     5,313,832.14

B. Series Allocations                     Series 2003-2      Series 2003-3      Series 2003-4      Series 2004-1    Series 2004-2
----------------------------------------  ----------------   ----------------   ----------------   --------------   --------------
Group Number                                             2                  2                  1                2                2
Invested Amount                           1,100,000,000.00     750,000,000.00     680,000,000.00   800,000,000.00   400,000,000.00
Adjusted Invested Amount                  1,100,000,000.00     750,000,000.00     680,000,000.00   800,000,000.00   400,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00             0.00             0.00
Series Required Transferor Amount            77,000,000.00      52,500,000.00      47,600,000.00    56,000,000.00    28,000,000.00
Series Allocation Percentage                         5.32%              3.63%              3.29%            3.87%            1.93%
Series Alloc. Finance Charge Collections     25,426,239.68      17,336,072.51      15,718,039.07    18,491,810.67     9,245,905.34
Series Allocable Recoveries                     941,327.50         641,814.21         581,911.55       684,601.82       342,300.91
Series Alloc. Principal Collections         350,349,352.75     238,874,558.69     216,579,599.88   254,799,529.27   127,399,764.64
Series Allocable Defaulted Amount             6,353,494.95       4,331,928.37       3,927,615.06     4,620,723.60     2,310,361.80

B. Series Allocations                     Series 2004-3      Series 2004-4      Series 2004-5      Series 2005-1    Series 2005-2
----------------------------------------  ----------------   ----------------   ----------------   --------------   --------------
Group Number                                            1                  2                  2                2                2
Invested Amount                            600,000,000.00   1,100,000,000.00   1,000,000,000.00   600,000,000.00   600,000,000.00
Adjusted Invested Amount                   600,000,000.00   1,100,000,000.00   1,000,000,000.00   600,000,000.00   600,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00             0.00             0.00
Series Required Transferor Amount           42,000,000.00      77,000,000.00      70,000,000.00    42,000,000.00    42,000,000.00
Series Allocation Percentage                        2.90%              5.32%              4.84%            2.90%             2.90%
Series Alloc. Finance Charge Collections    13,868,858.00      25,426,239.68      23,114,763.34    13,868,858.00    13,868,858.00
Series Allocable Recoveries                    513,451.37         941,327.50         855,752.28       513,451.37       513,451.37
Series Alloc. Principal Collections        191,099,646.96     350,349,352.75     318,499,411.59   191,099,646.96   191,099,646.96
Series Allocable Defaulted Amount            3,465,542.70       6,353,494.95       5,775,904.50     3,465,542.70     3,465,542.70


B. Series Allocations                          Series 2005-3    Series 2005-4      Series 2005-5     Series 2005-6    Series 2005-7
----------------------------------------     ----------------   --------------   ----------------   --------------    -------------
Group Number                                               2                2                  2                 2                2
Invested Amount                               700,000,000.00   500,000,000.00   1,100,000,000.00    700,000,000.00   700,000,000.00
Adjusted Invested Amount                      700,000,000.00   500,000,000.00   1,100,000,000.00    700,000,000.00   700,000,000.00
Principal Funding Account Balance                       0.00             0.00               0.00              0.00             0.00
Series Required Transferor Amount              49,000,000.00    35,000,000.00      77,000,000.00     49,000,000.00    49,000,000.00
Series Allocation Percentage                           3.39%            2.42%              5.32%             3.39%            3.39%
Series Alloc. Finance Charge Collections       16,180,334.34    11,557,381.67      25,426,239.68     16,180,334.34    16,180,334.34
Series Allocable Recoveries                       599,026.59       427,876.14         941,327.50        599,026.59       599,026.59
Series Alloc. Principal Collections           222,949,588.11   159,249,705.80     350,349,352.75    222,949,588.11   222,949,588.11
Series Allocable Defaulted Amount               4,043,133.15     2,887,952.25       6,353,494.95      4,043,133.15     4,043,133.15

B. Series Allocations                                                                                                   Trust Total
----------------------------------------                                                                                -----------
Group Number
Invested Amount                                                                                                   20,675,000,000.00
Adjusted Invested Amount                                                                                          20,675,000,000.00
Principal Funding Account Balance                                                                                              0.00
Series Required Transferor Amount                                                                                  1,447,250,000.00
Series Allocation Percentage                                                                                                   100%
Series Alloc. Finance Charge Collections                                                                             477,897,732.07
Series Allocable Recoveries                                                                                           17,692,678.29
Series Alloc. Principal Collections                                                                                6,584,975,334.67
Series Allocable Defaulted Amount                                                                                    119,416,825.45

C. Group Allocations
----------------------------------------

1. Group 1 Allocations                          Series 2001-2    Series 2003-4      Series 2004-3                      Group 1 Total
-------------------------------                --------------   ----------------   ----------------                   --------------
Invested Amount                                250,000,000.00   680,000,000.00     600,000,000.00                   1,530,000,000.00
Investor Finance Charge Collections              4,421,824.22    12,027,361.88      10,612,378.13                      27,061,564.24

Investor Monthly Interest                        1,142,229.17     1,093,057.50       2,177,680.00                       4,412,966.67
Investor Default Amount                          1,104,923.03     3,005,390.65       2,651,815.28                       6,762,128.96
Investor Monthly Fees                              416,666.67     1,133,333.33       1,000,000.00                       2,550,000.00
Investor Additional Amounts                              0.00             0.00               1.00                               0.00
Total                                            2,663,818.87     5,231,781.48       5,829,495.28                      13,725,095.62

Reallocated Investor Finance Charge Collections  4,842,980.40    11,159,100.86      11,059,482.97                      27,061,564.24
Available Excess                                 2,179,161.54     5,927,319.38       5,229,987.69                      13,336,468.61

2. Group 2 Allocations                                        Series 2000-4    Series 2000-5        Series 2001-1     Series 2001-3
-------------------------------------                         --------------   ----------------   ----------------   --------------
Invested Amount                                                        0.00             0.00       750,000,000.00    750,000,000.00
Investor Finance Charge Collections                                    0.00             0.00        13,265,472.67     13,265,472.67

Investor Monthly Interest                                              0.00             0.00         2,517,320.83      2,510,403.13
Investor Default Amount                                                0.00             0.00         3,314,769.10      3,314,769.10
Investor Monthly Fees                                                  0.00             0.00         1,250,000.00      1,250,000.00
Investor Additional Amounts                                            0.00             0.00                 0.00              0.00
Total                                                                  0.00             0.00         7,082,089.93      7,075,172.22

Reallocated Investor Finance Charge Collections                        0.00             0.00        13,293,677.96     13,286,760.25
Investment Funding Account Proceeds                                    0.00
Available Excess                                                       0.00             0.00         6,211,588.01      6,211,588.01

2. Group 2 Allocations                            Series 2001-4    Series 2001-5    Series 2001-6    Series 2001-7    Series 2002-1
-----------------------------------------------  ---------------   -------------- ----------------   --------------  --------------
Invested Amount                                  725,000,000.00   500,000,000.00   700,000,000.00   650,000,000.00   920,000,000.00
Investor Finance Charge Collections               12,823,290.24     8,843,648.44    12,381,107.82    11,496,742.98    16,272,313.14

Investor Monthly Interest                          2,426,723.02     1,692,472.22     2,337,037.50     2,170,525.14     3,068,385.28
Investor Default Amount                            3,204,276.79     2,209,846.06     3,093,784.49     2,872,799.88     4,066,116.76
Investor Monthly Fees                              1,208,333.33       833,333.33     1,166,666.67     1,083,333.33     1,533,333.33
Investor Additional Amounts                                0.00             0.00             0.00             0.00             0.00
Total                                              6,839,333.15     4,735,651.62     6,597,488.66     6,126,658.36     8,667,835.37

Reallocated Investor Finance Charge Collections   12,843,868.25     8,876,710.31    12,394,970.82    11,510,034.65    16,287,383.36
Investment Funding Account Proceeds
Available Excess                                   6,004,535.10     4,141,058.69     5,797,482.16     5,383,376.29     7,619,547.99


2. Group 2 Allocations                            Series 2002-2   Series 2002-3   Series 2002-5   Series 2002-6      Series 2003-1
-----------------------------------------------  --------------  --------------  --------------  -----------------  ----------------
Invested Amount                                  940,000,000.00  920,000,000.00  600,000,000.00  720,000,000.00     920,000,000.00
Investor Finance Charge Collections               16,626,059.07   16,272,313.14   10,612,378.13   12,734,853.76      16,272,313.14

Investor Monthly Interest                          3,134,483.53    3,067,199.50    2,026,979.17    2,418,020.00       3,068,385.28
Investor Default Amount                            4,154,510.60    4,066,116.76    2,651,815.28    3,182,178.33       4,066,116.76
Investor Monthly Fees                              1,566,666.67    1,533,333.33    1,000,000.00    1,200,000.00       1,533,333.33
Investor Additional Amounts                                0.00            0.00            0.00            0.00               0.00
Total                                              8,855,660.80    8,666,649.59    5,678,794.44    6,800,198.33       8,667,835.37

Reallocated Investor Finance Charge Collections   16,640,851.13   16,286,197.58   10,648,064.87   12,763,322.84      16,287,383.36
Investment Funding Account Proceeds
Available Excess                                   7,785,190.33    7,619,547.99    4,969,270.43    5,963,124.51       7,619,547.99

2. Group 2 Allocations                            Series 2003-2   Series 2003-3   Series 2004-1   Series 2004-2      Series 2004-4
-----------------------------------------------  ----------------  --------------  --------------  ---------------  ----------------
Invested Amount                                1,100,000,000.00  750,000,000.00  800,000,000.00  400,000,000.00   1,100,000,000.00
Investor Finance Charge Collections               19,456,026.58   13,265,472.67   14,149,837.51    7,074,918.75      19,456,026.58

Investor Monthly Interest                          3,666,594.86    2,498,984.38    2,645,476.67    1,353,333.33       3,640,543.19
Investor Default Amount                            4,861,661.34    3,314,769.10    3,535,753.70    1,767,876.85       4,861,661.34
Investor Monthly Fees                              1,833,333.33    1,250,000.00    1,333,333.33      666,666.67       1,833,333.33
Investor Additional Amounts                                0.00            0.00            0.00            0.00               0.00
Total                                             10,361,589.54    7,063,753.47    7,514,563.70    3,787,876.85      10,335,537.87

Reallocated Investor Finance Charge Collections   19,471,918.65   13,275,341.50   14,140,257.60    7,100,723.80      19,445,866.98
Investment Funding Account Proceeds
Available Excess                                   9,110,329.11    6,211,588.03    6,625,693.90    3,312,846.95       9,110,329.11

2. Group 2 Allocations                            Series 2004-5   Series 2005-1   Series 2005-2   Series 2005-3      Series 2005-4
-----------------------------------------------  ----------------  --------------  --------------  ---------------  ----------------
Invested Amount                                1,000,000,000.00  600,000,000.00  600,000,000.00  700,000,000.00     500,000,000.00
Investor Finance Charge Collections               17,687,296.89   10,612,378.13   10,612,378.13   12,381,107.82       8,843,648.44

Investor Monthly Interest                          3,307,047.22    1,949,645.83    1,990,656.67    2,257,247.22       1,645,347.22
Investor Default Amount                            4,419,692.13    2,651,815.28    2,651,815.28    3,093,784.49       2,209,846.06
Investor Monthly Fees                              1,666,666.67    1,000,000.00    1,000,000.00    1,166,666.67         833,333.33
Investor Additional Amounts                                0.00            0.00            0.00            0.00               0.00
Total                                              9,393,406.02    5,601,461.11    5,642,471.94    6,517,698.38       4,688,526.62

Reallocated Investor Finance Charge Collections   17,675,523.40   10,570,731.54   10,611,742.37   12,315,180.54       8,829,585.31
Investment Funding Account Proceeds
Available Excess                                   8,282,117.38    4,969,270.43    4,969,270.43    5,797,482.16       4,141,058.69

2. Group 2 Allocations                            Series 2005-5   Series 2005-6   Series 2005-7                    Group 2 Total
---------------------------------------------    --------------  --------------  ---------------                 ----------------
Invested Amount                                1,100,000,000.00  700,000,000.00  700,000,000.00                19,145,000,000.00
Investor Finance Charge Collections               19,456,026.58   12,381,107.82   12,381,107.82                   338,623,298.91

Investor Monthly Interest                          3,584,939.72    2,257,247.22    2,303,824.44                    63,538,822.58
Investor Default Amount                            4,861,661.34    3,093,784.49    3,093,784.49                    84,615,005.82
Investor Monthly Fees                              1,833,333.33    1,166,666.67    1,166,666.67                    31,908,333.33
Investor Additional Amounts                                0.00            1.00            2.00                             0.00
Total                                             10,279,934.40    6,517,698.38    6,564,275.60                   180,062,161.73

Reallocated Investor Finance Charge Collections   19,390,263.51   12,315,180.54   12,361,757.77                   338,623,298.91
Investment Funding Account Proceeds
Available Excess                                   9,110,329.11    5,797,482.16    5,797,482.16                   158,561,136.71

                                                       GROUP I         GROUP II
Group Investor Finance Charge Collections          27,061,564.24    338,623,298.91
Group Expenses                                     13,725,095.62    180,062,161.73
Reallocable Investor Finance Charge Collections    13,336,468.61    158,561,137.18

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                              290,423,846
61-90 Days Delinquent:                              149,751,252
90+ Days Delinquent:                                220,206,509
Total 30+ Days Delinquent:                          660,381,606


II. Series 2000-4 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                             Series            Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations             Interest            Interest
----------------------------------                        -----------             --------            --------
Beginning Invested / Transferor Amount                        0.00                0.00                  0.00
Beginning Adjusted Invested Amount                             N/A                0.00                   N/A
Floating Allocation Percentage                                 N/A             0.0000%               0.0000%
Principal Allocation Percentage                                N/A             0.0000%               0.0000%
Collections of Finance Chg. Receivables                       0.00                0.00                  0.00
Collections of Principal Receivables                          0.00                0.00                  0.00
Defaulted Amount                                              0.00                0.00                  0.00

Ending Invested / Transferor Amounts                          0.00                0.00                  0.00


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A              Class B             Interest             Total
--------------------------------------                      -------             -------              --------             -----
Principal Funding Account                                     0.00                0.00                  0.00                0.00
Investment Proceeds for Monthly Period                        0.00                0.00                  0.00                0.00
Reserve Draw Amount                                           0.00                0.00                  0.00                0.00
Available Reserve Account Amount                              0.00                0.00                  0.00                0.00
Reserve Account Surplus                                       0.00                0.00                  0.00                0.00

38,642.00                                                  0.0000%             0.0000%               0.0000%
Monthly Interest Due                                          0.00                0.00                  0.00                0.00
Outstanding Monthly Interest Due                              0.00                0.00                  0.00                0.00
Additional Interest Due                                       0.00                0.00                  0.00                0.00
Total Interest Due                                            0.00                0.00                  0.00                0.00
Investor Default Amount                                       0.00                0.00                  0.00                0.00
Investor Monthly Fees Due                                     0.00                0.00                  0.00                0.00
Investor Additional Amounts Due
Total Due                                                     0.00                0.00                  0.00                0.00

Reallocated Investor Finance Charge Collections                                                                             0.00
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                          0.0000%
Base Rate                                                                                                                0.0000%
Excess Spread Percentage                                                                                                 0.0000%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                Class A              Class B              Interest             Total
--------------------------------------------                -------              -------              --------             -----
Beginning Certificates Balance                                0.00                0.00                  0.00                0.00
Interest Distributions                                        0.00                0.00                  0.00                0.00
Interest Deposits - Interest Funding Account                  0.00                0.00                  0.00                0.00
Interest Funding Account Distributions                        0.00                0.00                  0.00                0.00
Principal Deposits - Prin. Funding Account                    0.00                0.00                  0.00                0.00
Principal Distributions                                       0.00                0.00                  0.00                0.00
Total Distributions                                           0.00                0.00                  0.00                0.00
Ending Interest Funding Account Balance                       0.00                0.00                  0.00                0.00
Ending Certificates Balance                                   0.00                0.00                  0.00                0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds (Includes Int. Income from IFA):                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                             $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2000-4 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                     $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     3.   Principal Distribution:                                                                        $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-4

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                       $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     2.   Three Month Average Base Rate                                                                  $0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                            $0.00

III. Series 2000-5 Certificates

------------------------------------------------------------------------------------------------------------------------------
                                                             Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------         --------            --------
Beginning Invested /Transferor Amount                         0.00                0.00                0.00
Beginning Adjusted Invested Amount                             N/A                0.00                 N/A
Floating Allocation Percentage                                 N/A             0.0000%             0.0000%
Principal Allocation Percentage                                N/A             0.0000%             0.0000%
Collections of Finance Chg. Receivables                       0.00                0.00                0.00
Collections of Principal Receivables                          0.00                0.00                0.00
Defaulted Amount                                              0.00                0.00                0.00

Ending Invested / Transferor Amounts                          0.00                0.00                0.00

------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A             Class B            Interest            Total
--------------------------------------                      -------             -------            --------            -----
Principal Funding Account                                     0.00                0.00                0.00               0.00
Investment Proceeds for Monthly Period                        0.00                0.00                0.00               0.00
Reserve Draw Amount                                           0.00                0.00                0.00               0.00
Available Reserve Account Amount                              0.00                0.00                0.00               0.00
Reserve Account Surplus                                       0.00                0.00                0.00               0.00

38,642.00                                                  0.0000%             0.0000%             0.0000%
Monthly Interest Due                                          0.00                0.00                0.00               0.00
Outstanding Monthly Interest Due                              0.00                0.00                0.00               0.00
Additional Interest Due                                       0.00                0.00                0.00               0.00
Total Interest Due                                            0.00                0.00                0.00               0.00
Investor Default Amount                                       0.00                0.00                0.00               0.00
Investor Monthly Fees Due                                     0.00                0.00                0.00               0.00
Investor Additional Amounts Due
Total Due                                                     0.00                0.00                0.00               0.00

Reallocated Investor Finance Charge Collections                                                                          0.00
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                       0.0000%
Base Rate                                                                                                             0.0000%
Excess Spread Percentage                                                                                              0.0000%

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest            Total
--------------------------------------------                 -------             -------            --------            -----
Beginning Certificates Balance                                0.00                0.00                0.00               0.00
Interest Distributions                                        0.00                0.00                0.00               0.00
Principal Deposits - Prin. Funding Account                    0.00                0.00                0.00               0.00
Principal Distributions                                       0.00                0.00                0.00               0.00
Total Distributions                                           0.00                0.00                0.00               0.00
Ending Certificates Balance                                   0.00                0.00                0.00               0.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $0.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $0.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest:                                                                              $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $0.00

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $0.00

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                               $0.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                              $0.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                                       $0.00

          a.   Class A Monthly Interest:                                                                 $0.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                             $0.00
          e.   Excess Spread:                                                                            $0.00

     2.   Class B Available Funds:                                                                       $0.00

          a.   Class B Monthly Interest:                                                                 $0.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                            $0.00

     3.   Collateral Available Funds:                                                                    $0.00

          a.   Excess Spread:                                                                            $0.00

     4.   Total Excess Spread:                                                                           $0.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                               $0.00

     2.   Series 2000-5 Allocable Principal
          Collections:                                                                                   $0.00

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                                                                   $0.00

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                           $0.00

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                                   $0.00

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                                        $0.00

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                                       N/A

     2.   Required Collateral Invested Amount                                                              N/A

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                     $0.00

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     3.   Principal Distribution:                                                                        $0.00

     4.   Treated as Shared Principal Collections:                                                       $0.00

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2000-5

     1.   Excess Spread:                                                                                 $0.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                       $0.00
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                        $0.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                       $0.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                               $0.00
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                       $0.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     2.   Three Month Average Base Rate                                                                  $0.00

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                    $0.00
          b.   Prior Monthly Period                                                                      $0.00
          c.   Second Prior Monthly Period                                                               $0.00

     4.   Three Month Average Series Adjusted Portfolio Yield                                            $0.00

IV. Series 2001-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                           Series           Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest              Interest
----------------------------------                      -----------           --------              --------
Beginning Invested /Transferor Amount                  980,142,563.12       750,000,000.00      230,142,563.12
Beginning Adjusted Invested Amount                                N/A       750,000,000.00                 N/A
Floating Allocation Percentage                                    N/A             76.5195%            23.4805%
Principal Allocation Percentage                                   N/A             76.5195%            23.4805%
Collections of Finance Chg. Receivables                 17,336,072.51        13,265,472.67        4,070,599.84
Collections of Principal Receivables                   238,874,558.69       182,785,571.98       56,088,986.72
Defaulted Amount                                         4,331,928.37         3,314,769.10        1,017,159.27

Ending Invested / Transferor Amounts                   974,826,923.01       750,000,000.00      224,826,923.01

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A               Class B            Interest            Total
--------------------------------------                     -------              -------            --------            -----
Principal Funding Account                                        0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                           0.00                 0.00                0.00               0.00
Reserve Draw Amount                                              0.00                 0.00                0.00               0.00
Available Reserve Account Amount                         3,093,750.00                 0.00                0.00       3,093,750.00
Reserve Account Surplus                                          0.00                 0.00                0.00               0.00

38,642.00                                                     4.1100%              4.3900%             4.4700%
Monthly Interest Due                                     2,048,578.13           212,183.33          256,559.38       2,517,320.83
Outstanding Monthly Interest Due                                 0.00                 0.00                0.00               0.00
Additional Interest Due                                          0.00                 0.00                0.00               0.00
Total Interest Due                                       2,048,578.13           212,183.33          256,559.38       2,517,320.83
Investor Default Amount                                  2,734,684.51           265,181.53          314,903.06       3,314,769.10
Investor Monthly Fees Due                                1,031,250.00           100,000.00          118,750.00       1,250,000.00
Investor Additional Amounts Due
Total Due                                                5,814,512.63           577,364.86          690,212.44       7,082,089.93

Reallocated Investor Finance Charge Collections                                                                     13,293,677.96
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1880%
Base Rate                                                                                                                 6.3222%
Excess Spread Percentage                                                                                                  9.9385%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions             Class A                Class B            Interest            Total
--------------------------------------------              -------               -------            --------            -----
Beginning Certificates Balance                         618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00
Interest Distributions                                   2,048,578.13           212,183.33          256,559.38       2,517,320.83
Principal Deposits - Prin. Funding Account                       0.00                 0.00                0.00               0.00
Principal Distributions                                          0.00                 0.00                0.00               0.00
Total Distributions                                      2,048,578.13           212,183.33          256,559.38       2,517,320.83
Ending Certificates Balance                            618,750,000.00        60,000,000.00       71,250,000.00     750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.31

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.31

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.54

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.54

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $256,559.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $256,559.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,967,284.32

          a.   Class A Monthly Interest:                                                         $2,048,578.13
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,734,684.51
          e.   Excess Spread:                                                                    $6,184,021.69

     2.   Class B Available Funds:                                                               $1,063,494.24

          a.   Class B Monthly Interest:                                                           $212,183.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $851,310.90

     3.   Collateral Available Funds:                                                            $1,262,899.41

          a.   Excess Spread:                                                                    $1,262,899.41

     4.   Total Excess Spread:                                                                   $8,298,232.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $238,874,558.69

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $182,785,571.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $182,785,571.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,314,769.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,100,341.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,100,341.08

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

     1.   Excess Spread:                                                                         $8,298,232.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $265,181.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $256,559.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $314,903.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $3,093,750.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,117,838.03

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3222%
          b.   Prior Monthly Period                                                                    5.9208%
          c.   Second Prior Monthly Period                                                             5.7825%

     2.   Three Month Average Base Rate                                                                6.0085%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1880%
          b.   Prior Monthly Period                                                                   16.9690%
          c.   Second Prior Monthly Period                                                            17.6029%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9200%

V. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series             Total Investor         Transferors
A. Investor/Transferor Allocations                    Allocations             Interest               Interest
----------------------------------                    -----------             --------               --------
Beginning Invested /Transferor Amount                 326,714,187.71        250,000,000.00        76,714,187.71
Beginning Adjusted Invested Amount                               N/A        250,000,000.00                  N/A
Floating Allocation Percentage                                   N/A              76.5195%             23.4805%
Principal Allocation Percentage                                  N/A              76.5195%             23.4805%
Collections of Finance Chg. Receivables                 5,778,690.84          4,421,824.22         1,356,866.61
Collections of Principal Receivables                   79,624,852.90         60,928,523.99        18,696,328.91
Defaulted Amount                                        1,443,976.12          1,104,923.03           339,053.09

Ending Invested / Transferor Amounts                  324,942,307.67        250,000,000.00        74,942,307.67

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                    Class A                 Class B             Interest             Total
--------------------------------------                    -------                 -------             --------             -----
Principal Funding Account                                       0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                  0.00                 0.00                0.00

38,642.00                                                    5.5300%               5.8300%              4.8200%
Monthly Interest Due                                      996,552.08             72,875.00            72,802.08        1,142,229.17
Outstanding Monthly Interest Due                                0.00                  0.00                 0.00                0.00
Additional Interest Due                                         0.00                  0.00                 0.00                0.00
Total Interest Due                                        996,552.08             72,875.00            72,802.08        1,142,229.17
Investor Default Amount                                   955,758.42             66,295.38            82,869.23        1,104,923.03
Investor Monthly Fees Due                                 360,416.67             25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                               2,312,727.17            164,170.38           186,921.31        2,663,818.87

Reallocated Investor Finance Charge Collections                                                                        4,842,980.40
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            18.1919%
Base Rate                                                                                                                   7.8482%
Excess Spread Percentage                                                                                                   10.4600%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions            Class A                Class B             Interest             Total
--------------------------------------------            -------               -------              --------             -----
Beginning Certificates Balance                        216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                    996,552.08             72,875.00            72,802.08        1,142,229.17
Principal Deposits - Prin. Funding Account                      0.00                  0.00                 0.00                0.00
Principal Distributions                                         0.00                  0.00                 0.00                0.00
Total Distributions                                       996,552.08             72,875.00            72,802.08        1,142,229.17
Ending Certificates Balance                           216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                          $72,802.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $72,802.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $4,189,178.05

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                       $955,758.42
          e.   Excess Spread:                                                                    $2,236,867.54

     2.   Class B Available Funds:                                                                 $290,578.82

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $217,703.82

     3.   Collateral Available Funds:                                                              $363,223.53

          a.   Excess Spread:                                                                      $363,223.53

     4.   Total Excess Spread:                                                                   $2,817,794.90

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $79,624,852.90

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $60,928,523.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $60,928,523.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,104,923.03

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $62,033,447.03

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $18,750,000.00

     2.   Required Collateral Invested Amount                                                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $62,033,447.03

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $2,817,794.90
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $66,295.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $72,802.08
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                          $82,869.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $2,179,161.53

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.8482%
          b.   Prior Monthly Period                                                                    7.1315%
          c.   Second Prior Monthly Period                                                             7.3352%

     2.   Three Month Average Base Rate                                                                7.4383%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 18.1919%
          b.   Prior Monthly Period                                                                   18.9042%
          c.   Second Prior Monthly Period                                                            19.5757%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         18.8906%

VI. Series 2001-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations              Interest            Interest
----------------------------------                   -----------              --------            --------
Beginning Invested /Transferor Amount                980,142,563.12         750,000,000.00      230,142,563.12
Beginning Adjusted Invested Amount                              N/A         750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A               76.5195%            23.4805%
Principal Allocation Percentage                                 N/A               76.5195%            23.4805%
Collections of Finance Chg. Receivables               17,336,072.51          13,265,472.67        4,070,599.84
Collections of Principal Receivables                 238,874,558.69         182,785,571.98       56,088,986.72
Defaulted Amount                                       4,331,928.37           3,314,769.10        1,017,159.27

Ending Invested / Transferor Amounts                 974,826,923.01         750,000,000.00      224,826,923.01

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A                    Class B            Interest             Total
--------------------------------------                   -------                   -------            --------             -----
Principal Funding Account                                      0.00                   0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                   0.00                0.00                0.00
Reserve Draw Amount                                            0.00                   0.00                0.00                0.00
Available Reserve Account Amount                               0.00                   0.00                0.00                0.00
Reserve Account Surplus                                        0.00                   0.00                0.00                0.00

38,642.00                                                   4.1000%                4.3500%             4.4700%
Monthly Interest Due                                   2,043,593.75             210,250.00          256,559.38        2,510,403.13
Outstanding Monthly Interest Due                               0.00                   0.00                0.00                0.00
Additional Interest Due                                        0.00                   0.00                0.00                0.00
Total Interest Due                                     2,043,593.75             210,250.00          256,559.38        2,510,403.13
Investor Default Amount                                2,734,684.51             265,181.53          314,903.06        3,314,769.10
Investor Monthly Fees Due                              1,031,250.00             100,000.00          118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,809,528.26             575,431.53          690,212.44        7,075,172.22

Reallocated Investor Finance Charge Collections                                                                      13,286,760.25
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1768%
Base Rate                                                                                                                  6.3106%
Excess Spread Percentage                                                                                                   9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A              Class B            Interest             Total
--------------------------------------------              -------              -------            --------             -----

Beginning Certificates Balance                       618,750,000.00          60,000,000.00       71,250,000.00      750,000,000.00
Interest Distributions                                 2,043,593.75             210,250.00          256,559.38        2,510,403.13
Principal Deposits - Prin. Funding Account                     0.00                   0.00                0.00                0.00
Principal Distributions                                        0.00                   0.00                0.00                0.00
Total Distributions                                    2,043,593.75             210,250.00          256,559.38        2,510,403.13
Ending Certificates Balance                          618,750,000.00          60,000,000.00       71,250,000.00      750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.30

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.30

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $256,559.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $256,559.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,961,577.21

          a.   Class A Monthly Interest:                                                         $2,043,593.75
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,734,684.51
          e.   Excess Spread:                                                                    $6,183,298.96

     2.   Class B Available Funds:                                                               $1,062,940.82

          a.   Class B Monthly Interest:                                                           $210,250.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $852,690.82

     3.   Collateral Available Funds:                                                            $1,262,242.22

          a.   Excess Spread:                                                                    $1,262,242.22

     4.   Total Excess Spread:                                                                   $8,298,232.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $238,874,558.69

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $182,785,571.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $182,785,571.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,314,769.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,100,341.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,100,341.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $8,298,232.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $265,181.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $256,559.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $314,903.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,211,588.00

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3106%
          b.   Prior Monthly Period                                                                    5.9092%
          c.   Second Prior Monthly Period                                                             5.7709%

     2.   Three Month Average Base Rate                                                                5.9969%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1768%
          b.   Prior Monthly Period                                                                   16.9571%
          c.   Second Prior Monthly Period                                                            17.5909%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9082%

VII. Series 2001-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series           Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations           Interest             Interest
----------------------------------                         -----------           --------             --------
Beginning Invested /Transferor Amount                     947,471,144.35       725,000,000.00      222,471,144.35
Beginning Adjusted Invested Amount                                   N/A       725,000,000.00                 N/A
Floating Allocation Percentage                                       N/A             76.5195%            23.4805%
Principal Allocation Percentage                                      N/A             76.5195%            23.4805%
Collections of Finance Chg. Receivables                    16,758,203.42        12,823,290.24        3,934,913.18
Collections of Principal Receivables                      230,912,073.40       176,692,719.58       54,219,353.82
Defaulted Amount                                            4,187,530.76         3,204,276.79          983,253.97

Ending Invested / Transferor Amounts                      942,332,692.24       725,000,000.00      217,332,692.24

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
B. Monthly Period Funding Requirements                       Class A               Class B            Interest            Total
--------------------------------------                       -------               -------            --------            -----

Principal Funding Account                                           0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                              0.00                 0.00                0.00               0.00
Reserve Draw Amount                                                 0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                    0.00                 0.00                0.00               0.00
Reserve Account Surplus                                             0.00                 0.00                0.00               0.00

38,642.00                                                        4.1000%              4.3500%             4.4700%
Monthly Interest Due                                        1,975,473.96           203,241.67          248,007.40       2,426,723.02
Outstanding Monthly Interest Due                                    0.00                 0.00                0.00               0.00
Additional Interest Due                                             0.00                 0.00                0.00               0.00
Total Interest Due                                          1,975,473.96           203,241.67          248,007.40       2,426,723.02
Investor Default Amount                                     2,643,528.35           256,342.14          304,406.30       3,204,276.79
Investor Monthly Fees Due                                     996,875.00            96,666.67          114,791.67       1,208,333.33
Investor Additional Amounts Due
Total Due                                                   5,615,877.31           556,250.48          667,205.36       6,839,333.15

Reallocated Investor Finance Charge Collections                                                                        12,843,868.25
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.1768%
Base Rate                                                                                                                    6.3106%
Excess Spread Percentage                                                                                                     9.9385%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Collateral
C. Certificates - Balances and Distributions                 Class A               Class B            Interest            Total
--------------------------------------------                 -------              -------             --------            -----
Beginning Certificates Balance                            598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00
Interest Distributions                                      1,975,473.96           203,241.67          248,007.40       2,426,723.02
Principal Deposits - Prin. Funding Account                          0.00                 0.00                0.00               0.00
Principal Distributions                                             0.00                 0.00                0.00               0.00
Total Distributions                                         1,975,473.96           203,241.67          248,007.40       2,426,723.02
Ending Certificates Balance                               598,125,000.00        58,000,000.00       68,875,000.00     725,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.30

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.30

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $248,007.40

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $248,007.40

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,596,191.30

          a.   Class A Monthly Interest:                                                         $1,975,473.96
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,643,528.35
          e.   Excess Spread:                                                                    $5,977,188.99

     2.   Class B Available Funds:                                                               $1,027,509.46

          a.   Class B Monthly Interest:                                                           $203,241.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $824,267.79

     3.   Collateral Available Funds:                                                            $1,220,167.48

          a.   Excess Spread:                                                                    $1,220,167.48

     4.   Total Excess Spread:                                                                   $8,021,624.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $230,912,073.40

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $176,692,719.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $176,692,719.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,204,276.79

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $179,896,996.37

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $179,896,996.37

M. Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $8,021,624.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $256,342.14
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $248,007.40
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $304,406.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,004,535.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3106%
          b.   Prior Monthly Period                                                                    5.9092%
          c.   Second Prior Monthly Period                                                             5.7709%

     2.   Three Month Average Base Rate                                                                5.9969%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1768%
          b.   Prior Monthly Period                                                                   16.9571%
          c.   Second Prior Monthly Period                                                            17.5909%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9082%

VIII. Series 2001-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series             Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations             Interest             Interest
----------------------------------                      -----------             --------             --------
Beginning Invested /Transferor Amount                   653,428,375.41       500,000,000.00      153,428,375.41
Beginning Adjusted Invested Amount                                 N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                     N/A             76.5195%            23.4805%
Principal Allocation Percentage                                    N/A             76.5195%            23.4805%
Collections of Finance Chg. Receivables                  11,557,381.67         8,843,648.44        2,713,733.23
Collections of Principal Receivables                    159,249,705.80       121,857,047.99       37,392,657.81
Defaulted Amount                                          2,887,952.25         2,209,846.06          678,106.18

Ending Invested / Transferor Amounts                    649,884,615.34       500,000,000.00      149,884,615.34

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A             Class B            Interest            Total
--------------------------------------                      -------             -------            --------            -----

Principal Funding Account                                         0.00                 0.00                0.00               0.00
Investment Proceeds for Monthly Period                            0.00                 0.00                0.00               0.00
Reserve Draw Amount                                               0.00                 0.00                0.00               0.00
Available Reserve Account Amount                                  0.00                 0.00                0.00               0.00
Reserve Account Surplus                                           0.00                 0.00                0.00               0.00

38,642.00                                                      4.1500%              4.4200%             4.4700%
Monthly Interest Due                                      1,379,010.42           142,422.22          171,039.58       1,692,472.22
Outstanding Monthly Interest Due                                  0.00                 0.00                0.00               0.00
Additional Interest Due                                           0.00                 0.00                0.00               0.00
Total Interest Due                                        1,379,010.42           142,422.22          171,039.58       1,692,472.22
Investor Default Amount                                   1,823,123.00           176,787.69          209,935.38       2,209,846.06
Investor Monthly Fees Due                                   687,500.00            66,666.67           79,166.67         833,333.33
Investor Additional Amounts Due
Total Due                                                 3,889,633.42           385,876.57          460,141.63       4,735,651.62

Reallocated Investor Finance Charge Collections                                                                       8,876,710.31
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.2227%
Base Rate                                                                                                                  6.3581%
Excess Spread Percentage                                                                                                   9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A             Class B            Interest            Total
--------------------------------------------                 -------             -------            --------            -----
Beginning Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00
Interest Distributions                                    1,379,010.42           142,422.22          171,039.58       1,692,472.22
Principal Deposits - Prin. Funding Account                        0.00                 0.00                0.00               0.00
Principal Distributions                                           0.00                 0.00                0.00               0.00
Total Distributions                                       1,379,010.42           142,422.22          171,039.58       1,692,472.22
Ending Certificates Balance                             412,500,000.00        40,000,000.00       47,500,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.34

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $171,039.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $171,039.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,323,286.00

          a.   Class A Monthly Interest:                                                         $1,379,010.42
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,823,123.00
          e.   Excess Spread:                                                                    $4,121,152.58

     2.   Class B Available Funds:                                                                 $710,136.82

          a.   Class B Monthly Interest:                                                           $142,422.22
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $567,714.60

     3.   Collateral Available Funds:                                                              $843,287.48

          a.   Excess Spread:                                                                      $843,287.48

     4.   Total Excess Spread:                                                                   $5,532,154.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $159,249,705.80

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $121,857,047.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $121,857,047.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,209,846.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $124,066,894.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $124,066,894.05

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $5,532,154.67
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $176,787.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $171,039.58
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $209,935.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,141,058.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3581%
          b.   Prior Monthly Period                                                                    5.9567%
          c.   Second Prior Monthly Period                                                             5.8184%

     2.   Three Month Average Base Rate                                                                6.0444%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2227%
          b.   Prior Monthly Period                                                                   17.0061%
          c.   Second Prior Monthly Period                                                            17.6400%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9563%

IX. Series 2001-6 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations           Interest            Interest
----------------------------------                     -----------           --------            --------
Beginning Invested /Transferor Amount                  914,799,725.58     700,000,000.00     214,799,725.58
Beginning Adjusted Invested Amount                                N/A     700,000,000.00                N/A
Floating Allocation Percentage                                    N/A           76.5195%           23.4805%
Principal Allocation Percentage                                   N/A           76.5195%           23.4805%
Collections of Finance Chg. Receivables                 16,180,334.34      12,381,107.82       3,799,226.52
Collections of Principal Receivables                   222,949,588.11     170,599,867.18      52,349,720.93
Defaulted Amount                                         4,043,133.15       3,093,784.49         949,348.66

Ending Invested / Transferor Amounts                   909,838,461.48     700,000,000.00     209,838,461.48

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A            Class B           Interest             Total
--------------------------------------                       -------            -------           --------             -----

Principal Funding Account                                        0.00               0.00               0.00                0.00
Investment Proceeds for Monthly Period                           0.00               0.00               0.00                0.00
Reserve Draw Amount                                              0.00               0.00               0.00                0.00
Available Reserve Account Amount                                 0.00               0.00               0.00                0.00
Reserve Account Surplus                                          0.00               0.00               0.00                0.00

38,642.00                                                     4.0900%            4.3200%            4.4700%
Monthly Interest Due                                     1,902,702.08         194,880.00         239,455.42        2,337,037.50
Outstanding Monthly Interest Due                                 0.00               0.00               0.00                0.00
Additional Interest Due                                          0.00               0.00               0.00                0.00
Total Interest Due                                       1,902,702.08         194,880.00         239,455.42        2,337,037.50
Investor Default Amount                                  2,552,372.20         247,502.76         293,909.53        3,093,784.49
Investor Monthly Fees Due                                  962,500.00          93,333.33         110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                                5,417,574.29         535,716.09         644,198.28        6,597,488.66

Reallocated Investor Finance Charge Collections                                                                   12,394,970.82
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.1664%
Base Rate                                                                                                               6.2998%
Excess Spread Percentage                                                                                                9.9385%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A             Class B           Interest             Total
--------------------------------------------              -------            -------           --------             -----

Beginning Certificates Balance                         577,500,000.00      56,000,000.00      66,500,000.00      700,000,000.00
Interest Distributions                                   1,902,702.08         194,880.00         239,455.42        2,337,037.50
Principal Deposits - Prin. Funding Account                       0.00               0.00               0.00                0.00
Principal Distributions                                          0.00               0.00               0.00                0.00
Total Distributions                                      1,902,702.08         194,880.00         239,455.42        2,337,037.50
Ending Certificates Balance                            577,500,000.00      56,000,000.00      66,500,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.48

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.48

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $239,455.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $239,455.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,225,850.93

          a.   Class A Monthly Interest:                                                         $1,902,702.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,552,372.20
          e.   Excess Spread:                                                                    $5,770,776.64

     2.   Class B Available Funds:                                                                 $991,597.67

          a.   Class B Monthly Interest:                                                           $194,880.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $796,717.67

     3.   Collateral Available Funds:                                                            $1,177,522.23

          a.   Excess Spread:                                                                    $1,177,522.23

     4.   Total Excess Spread:                                                                   $7,745,016.53

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $222,949,588.11

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $170,599,867.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $170,599,867.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,093,784.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $173,693,651.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $173,693,651.67

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $7,745,016.53
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $247,502.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $239,455.42
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $293,909.53
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,797,482.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2998%
          b.   Prior Monthly Period                                                                    5.8984%
          c.   Second Prior Monthly Period                                                             5.7601%

     2.   Three Month Average Base Rate                                                                5.9861%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1663%
          b.   Prior Monthly Period                                                                   16.9459%
          c.   Second Prior Monthly Period                                                            17.5797%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8973%

X. Series 2001-7 Certificates

------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations          Interest            Interest
----------------------------------                    -----------          --------            --------
Beginning Invested /Transferor Amount                 849,456,888.04     650,000,000.00      199,456,888.04
Beginning Adjusted Invested Amount                               N/A     650,000,000.00                 N/A
Floating Allocation Percentage                                   N/A           76.5195%            23.4805%
Principal Allocation Percentage                                  N/A           76.5195%            23.4805%
Collections of Finance Chg. Receivables                15,024,596.17      11,496,742.98        3,527,853.19
Collections of Principal Receivables                  207,024,617.53     158,414,162.38       48,610,455.15
Defaulted Amount                                        3,754,337.92       2,872,799.88          881,538.04

Ending Invested / Transferor Amounts                  844,849,999.94     650,000,000.00      194,849,999.94

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A             Class B            Interest           Total
--------------------------------------                    -------             -------            --------           -----
Principal Funding Account                                       0.00               0.00                0.00              0.00
Investment Proceeds for Monthly Period                          0.00               0.00                0.00              0.00
Reserve Draw Amount                                             0.00               0.00                0.00              0.00
Available Reserve Account Amount                                0.00               0.00                0.00              0.00
Reserve Account Surplus                                         0.00               0.00                0.00              0.00

38,642.00                                                    4.0900%            4.3300%             4.4700%
Monthly Interest Due                                    1,766,794.79         181,378.89          222,351.46      2,170,525.14
Outstanding Monthly Interest Due                                0.00               0.00                0.00              0.00
Additional Interest Due                                         0.00               0.00                0.00              0.00
Total Interest Due                                      1,766,794.79         181,378.89          222,351.46      2,170,525.14
Investor Default Amount                                 2,370,059.90         229,823.99          272,915.99      2,872,799.88
Investor Monthly Fees Due                                 893,750.00          86,666.67          102,916.67      1,083,333.33
Investor Additional Amounts Due
Total Due                                               5,030,604.70         497,869.55          598,184.11      6,126,658.36

Reallocated Investor Finance Charge Collections                                                                 11,510,034.65
Interest and Principal Funding Investment Proceeds                                                                       0.00
Interest on Reserve Account                                                                                              0.00
Series Adjusted Portfolio Yield                                                                                      16.1671%
Base Rate                                                                                                             6.3006%
Excess Spread Percentage                                                                                              9.9385%

------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions                 Class A        Class B            Interest           Total
--------------------------------------------                 -------        -------            --------           -----

Beginning Certificates Balance                        536,250,000.00      52,000,000.00       61,750,000.00    650,000,000.00
Interest Distributions                                  1,766,794.79         181,378.89          222,351.46      2,170,525.14
Principal Deposits - Prin. Funding Account                      0.00               0.00                0.00              0.00
Principal Distributions                                         0.00               0.00                0.00              0.00
Total Distributions                                     1,766,794.79         181,378.89          222,351.46      2,170,525.14
Ending Certificates Balance                           536,250,000.00      52,000,000.00       61,750,000.00    650,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.49

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.49

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $222,351.46

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $222,351.46

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,495,778.59

          a.   Class A Monthly Interest:                                                         $1,766,794.79
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,370,059.90
          e.   Excess Spread:                                                                    $5,358,923.89

     2.   Class B Available Funds:                                                                 $920,802.77

          a.   Class B Monthly Interest:                                                           $181,378.89
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $739,423.88

     3.   Collateral Available Funds:                                                            $1,093,453.29

          a.   Excess Spread:                                                                    $1,093,453.29

     4.   Total Excess Spread:                                                                   $7,191,801.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $207,024,617.53

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $158,414,162.38

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $158,414,162.38

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,872,799.88

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $161,286,962.27

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $161,286,962.27

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $7,191,801.07
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $229,823.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $222,351.46
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $272,915.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,383,376.29

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3006%
          b.   Prior Monthly Period                                                                    5.8992%
          c.   Second Prior Monthly Period                                                             5.7610%

     2.   Three Month Average Base Rate                                                                5.9869%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1671%
          b.   Prior Monthly Period                                                                   16.9468%
          c.   Second Prior Monthly Period                                                            17.5806%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8981%

XI. Series 2002-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor      Transferors
A. Investor/Transferor Allocations                   Allocations             Interest           Interest
----------------------------------                   -----------             --------           --------
Beginning Invested /Transferor Amount               1,202,308,210.76      920,000,000.00     282,308,210.76
Beginning Adjusted Invested Amount                               N/A      920,000,000.00                N/A
Floating Allocation Percentage                                   N/A            76.5195%           23.4805%
Principal Allocation Percentage                                  N/A            76.5195%           23.4805%
Collections of Finance Chg. Receivables                21,265,582.27       16,272,313.14       4,993,269.14
Collections of Principal Receivables                  293,019,458.66      224,216,968.29      68,802,490.37
Defaulted Amount                                        5,313,832.14        4,066,116.76       1,247,715.38

Ending Invested / Transferor Amounts                1,195,787,692.23      920,000,000.00     275,787,692.23

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                  Class A                Class B           Interest               Total
--------------------------------------                  -------                -------           --------               -----
Principal Funding Account                                       0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                0.00                0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                0.00               0.00                  0.00

38,642.00                                                    4.0800%             4.3700%            4.4700%
Monthly Interest Due                                    2,494,580.00          259,092.44         314,712.83          3,068,385.28
Outstanding Monthly Interest Due                                0.00                0.00               0.00                  0.00
Additional Interest Due                                         0.00                0.00               0.00                  0.00
Total Interest Due                                      2,494,580.00          259,092.44         314,712.83          3,068,385.28
Investor Default Amount                                 3,354,546.33          325,289.34         386,281.09          4,066,116.76
Investor Monthly Fees Due                               1,265,000.00          122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                               7,114,126.33          707,048.45         846,660.59          8,667,835.37

Reallocated Investor Finance Charge Collections                                                                     16,287,383.36
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1622%
Base Rate                                                                                                                 6.2955%
Excess Spread Percentage                                                                                                  9.9385%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions                Class A         Class B           Interest               Total
--------------------------------------------                -------         -------           --------               -----
Beginning Certificates Balance                        759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                  2,494,580.00          259,092.44         314,712.83          3,068,385.28
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                  0.00
Principal Distributions                                         0.00                0.00               0.00                  0.00
Total Distributions                                     2,494,580.00          259,092.44         314,712.83          3,068,385.28
Ending Certificates Balance                           759,000,000.00       73,600,000.00      87,400,000.00        920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.52

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.52

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $314,712.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $314,712.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,437,091.27

          a.   Class A Monthly Interest:                                                         $2,494,580.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,354,546.33
          e.   Excess Spread:                                                                    $7,587,964.94

     2.   Class B Available Funds:                                                               $1,302,990.67

          a.   Class B Monthly Interest:                                                           $259,092.44
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,043,898.22

     3.   Collateral Available Funds:                                                            $1,547,301.42

          a.   Excess Spread:                                                                    $1,547,301.42

     4.   Total Excess Spread:                                                                  $10,179,164.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $293,019,458.66

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $224,216,968.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $224,216,968.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,066,116.76

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $228,283,085.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $228,283,085.05

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                        $10,179,164.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $325,289.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $314,712.83
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $386,281.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,619,547.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2955%
          b.   Prior Monthly Period                                                                    5.8941%
          c.   Second Prior Monthly Period                                                             5.7558%

     2.   Three Month Average Base Rate                                                                5.9818%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1622%
          b.   Prior Monthly Period                                                                   16.9415%
          c.   Second Prior Monthly Period                                                            17.5753%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8930%

XII. Series 2002-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations           Interest             Interest
----------------------------------                      -----------           --------             --------
Beginning Invested /Transferor Amount                  1,228,445,345.78     940,000,000.00       288,445,345.78
Beginning Adjusted Invested Amount                                  N/A     940,000,000.00                  N/A
Floating Allocation Percentage                                      N/A           76.5195%             23.4805%
Principal Allocation Percentage                                     N/A           76.5195%             23.4805%
Collections of Finance Chg. Receivables                   21,727,877.54      16,626,059.07         5,101,818.47
Collections of Principal Receivables                     299,389,446.90     229,091,250.21        70,298,196.68
Defaulted Amount                                           5,429,350.23       4,154,510.60         1,274,839.62

Ending Invested / Transferor Amounts                   1,221,783,076.84     940,000,000.00       281,783,076.84


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A           Class B             Interest             Total
--------------------------------------                        -------          -------             --------             -----
Principal Funding Account                                          0.00               0.00                 0.00                0.00
Investment Proceeds for Monthly Period                             0.00               0.00                 0.00                0.00
Reserve Draw Amount                                                0.00               0.00                 0.00                0.00
Available Reserve Account Amount                                   0.00               0.00                 0.00                0.00
Reserve Account Surplus                                            0.00               0.00                 0.00                0.00

38,642.00                                                       4.0800%            4.3600%              4.4700%
Monthly Interest Due                                       2,548,810.00         264,119.11           321,554.42        3,134,483.53
Outstanding Monthly Interest Due                                   0.00               0.00                 0.00                0.00
Additional Interest Due                                            0.00               0.00                 0.00                0.00
Total Interest Due                                         2,548,810.00         264,119.11           321,554.42        3,134,483.53
Investor Default Amount                                    3,427,471.25         332,360.85           394,678.51        4,154,510.60
Investor Monthly Fees Due                                  1,292,500.00         125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                                  7,268,781.25         721,813.29           865,066.26        8,855,660.80

Reallocated Investor Finance Charge Collections                                                                       16,640,851.13
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.1614%
Base Rate                                                                                                                   6.2946%
Excess Spread Percentage                                                                                                    9.9385%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A         Class B             Interest             Total
--------------------------------------------                  -------         -------             --------             -----
Beginning Certificates Balance                           775,500,000.00      75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                     2,548,810.00         264,119.11           321,554.42        3,134,483.53
Principal Deposits - Prin. Funding Account                         0.00               0.00                 0.00                0.00
Principal Distributions                                            0.00               0.00                 0.00                0.00
Total Distributions                                        2,548,810.00         264,119.11           321,554.42        3,134,483.53
Ending Certificates Balance                              775,500,000.00      75,200,000.00        89,300,000.00      940,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.51

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.51

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $321,554.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $321,554.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,728,702.18

          a.   Class A Monthly Interest:                                                         $2,548,810.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,427,471.25
          e.   Excess Spread:                                                                    $7,752,420.94

     2.   Class B Available Funds:                                                               $1,331,268.09

          a.   Class B Monthly Interest:                                                           $264,119.11
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,067,148.98

     3.   Collateral Available Funds:                                                            $1,580,880.86

          a.   Excess Spread:                                                                    $1,580,880.86

     4.   Total Excess Spread:                                                                  $10,400,450.77

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $299,389,446.90

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $229,091,250.21

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $229,091,250.21

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,154,510.60

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $233,245,760.82

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $233,245,760.82

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                        $10,400,450.77
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $332,360.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $321,554.42
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $394,678.51
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,785,190.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2946%
          b.   Prior Monthly Period                                                                    5.8933%
          c.   Second Prior Monthly Period                                                             5.7550%

     2.   Three Month Average Base Rate                                                                5.9810%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1614%
          b.   Prior Monthly Period                                                                   16.9406%
          c.   Second Prior Monthly Period                                                            17.5744%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8922%

XIII. Series 2002-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                          Series             Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations             Interest              Interest
----------------------------------                      -----------             --------              --------
Beginning Invested /Transferor Amount                  1,202,308,210.76       920,000,000.00       282,308,210.76
Beginning Adjusted Invested Amount                                  N/A       920,000,000.00                  N/A
Floating Allocation Percentage                                      N/A             76.5195%             23.4805%
Principal Allocation Percentage                                     N/A             76.5195%             23.4805%
Collections of Finance Chg. Receivables                   21,265,582.27        16,272,313.14         4,993,269.14
Collections of Principal Receivables                     293,019,458.66       224,216,968.29        68,802,490.37
Defaulted Amount                                           5,313,832.14         4,066,116.76         1,247,715.38

Ending Invested / Transferor Amounts                   1,195,787,692.23       920,000,000.00       275,787,692.23

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                 Class B             Interest            Total
--------------------------------------                     -------                 -------             --------            -----
Principal Funding Account                                          0.00                 0.00                 0.00               0.00
Investment Proceeds for Monthly Period                             0.00                 0.00                 0.00               0.00
Reserve Draw Amount                                                0.00                 0.00                 0.00               0.00
Available Reserve Account Amount                                   0.00                 0.00                 0.00               0.00
Reserve Account Surplus                                            0.00                 0.00                 0.00               0.00

38,642.00                                                       4.0800%              4.3500%              4.4700%
Monthly Interest Due                                       2,494,580.00           257,906.67           314,712.83       3,067,199.50
Outstanding Monthly Interest Due                                   0.00                 0.00                 0.00               0.00
Additional Interest Due                                            0.00                 0.00                 0.00               0.00
Total Interest Due                                         2,494,580.00           257,906.67           314,712.83       3,067,199.50
Investor Default Amount                                    3,354,546.33           325,289.34           386,281.09       4,066,116.76
Investor Monthly Fees Due                                  1,265,000.00           122,666.67           145,666.67       1,533,333.33
Investor Additional Amounts Due
Total Due                                                  7,114,126.33           705,862.67           846,660.59       8,666,649.59

Reallocated Investor Finance Charge Collections                                                                        16,286,197.58
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.1606%
Base Rate                                                                                                                    6.2938%
Excess Spread Percentage                                                                                                     9.9385%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                   Class A          Class B             Interest            Total
--------------------------------------------                   -------          -------             --------            -----
Beginning Certificates Balance                           759,000,000.00        73,600,000.00        87,400,000.00     920,000,000.00
Interest Distributions                                     2,494,580.00           257,906.67           314,712.83       3,067,199.50
Principal Deposits - Prin. Funding Account                         0.00                 0.00                 0.00               0.00
Principal Distributions                                            0.00                 0.00                 0.00               0.00
Total Distributions                                        2,494,580.00           257,906.67           314,712.83       3,067,199.50
Ending Certificates Balance                              759,000,000.00        73,600,000.00        87,400,000.00     920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $314,712.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $314,712.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,436,113.00

          a.   Class A Monthly Interest:                                                         $2,494,580.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,354,546.33
          e.   Excess Spread:                                                                    $7,586,986.68

     2.   Class B Available Funds:                                                               $1,302,895.81

          a.   Class B Monthly Interest:                                                           $257,906.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,044,989.14

     3.   Collateral Available Funds:                                                            $1,547,188.77

          a.   Excess Spread:                                                                    $1,547,188.77

     4.   Total Excess Spread:                                                                  $10,179,164.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $293,019,458.66

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $224,216,968.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $224,216,968.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,066,116.76

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $228,283,085.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $228,283,085.05

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                        $10,179,164.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $325,289.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $314,712.83
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $386,281.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,619,547.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2938%
          b.   Prior Monthly Period                                                                    5.8925%
          c.   Second Prior Monthly Period                                                             5.7542%

     2.   Three Month Average Base Rate                                                                5.9802%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1606%
          b.   Prior Monthly Period                                                                   16.9398%
          c.   Second Prior Monthly Period                                                            17.5736%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8913%

XV. Series 2002-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                           Series            Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations             Interest           Interest
----------------------------------                      -----------             --------           --------
Beginning Invested /Transferor Amount                    784,114,050.50       600,000,000.00      184,114,050.50
Beginning Adjusted Invested Amount                                  N/A       600,000,000.00                 N/A
Floating Allocation Percentage                                      N/A             76.5195%            23.4805%
Principal Allocation Percentage                                     N/A             76.5195%            23.4805%
Collections of Finance Chg. Receivables                   13,868,858.00        10,612,378.13        3,256,479.87
Collections of Principal Receivables                     191,099,646.96       146,228,457.58       44,871,189.37
Defaulted Amount                                           3,465,542.70         2,651,815.28          813,727.42

Ending Invested / Transferor Amounts                     779,861,538.41       600,000,000.00      179,861,538.41

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Collateral
B. Monthly Period Funding Requirements                         Class A            Class B            Interest             Total
--------------------------------------                          -------           -------            --------             -----
Principal Funding Account                                          0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                             0.00                 0.00                0.00                0.00
Reserve Draw Amount                                                0.00                 0.00                0.00                0.00
Available Reserve Account Amount                                   0.00                 0.00                0.00                0.00
Reserve Account Surplus                                            0.00                 0.00                0.00                0.00

38,642.00                                                       4.1400%              4.4200%             4.4700%
Monthly Interest Due                                       1,650,825.00           170,906.67          205,247.50        2,026,979.17
Outstanding Monthly Interest Due                                   0.00                 0.00                0.00                0.00
Additional Interest Due                                            0.00                 0.00                0.00                0.00
Total Interest Due                                         1,650,825.00           170,906.67          205,247.50        2,026,979.17
Investor Default Amount                                    2,187,747.60           212,145.22          251,922.45        2,651,815.28
Investor Monthly Fees Due                                    825,000.00            80,000.00           95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                  4,663,572.60           463,051.89          552,169.95        5,678,794.44

Reallocated Investor Finance Charge Collections                                                                        10,648,064.87
Interest and Principal Funding Investment Proceeds                                                                              0.00
Interest on Reserve Account                                                                                                     0.00
Series Adjusted Portfolio Yield                                                                                             16.2146%
Base Rate                                                                                                                    6.3497%
Excess Spread Percentage                                                                                                     9.9385%

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Collateral
C. Certificates - Balances and Distributions               Class A             Class B            Interest             Total
--------------------------------------------               -------             -------            --------             -----
Beginning Certificates Balance                           495,000,000.00        48,000,000.00       57,000,000.00      600,000,000.00
Interest Distributions                                     1,650,825.00           170,906.67          205,247.50        2,026,979.17
Principal Deposits - Prin. Funding Account                         0.00                 0.00                0.00                0.00
Principal Distributions                                            0.00                 0.00                0.00                0.00
Total Distributions                                        1,650,825.00           170,906.67          205,247.50        2,026,979.17
Ending Certificates Balance                              495,000,000.00        48,000,000.00       57,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.34

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $205,247.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $205,247.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $8,784,653.52

          a.   Class A Monthly Interest:                                                         $1,650,825.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,187,747.60
          e.   Excess Spread:                                                                    $4,946,080.91

     2.   Class B Available Funds:                                                                 $851,845.19

          a.   Class B Monthly Interest:                                                           $170,906.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $680,938.52

     3.   Collateral Available Funds:                                                            $1,011,566.16

          a.   Excess Spread:                                                                    $1,011,566.16

     4.   Total Excess Spread:                                                                   $6,638,585.60

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $191,099,646.96

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $146,228,457.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $146,228,457.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,651,815.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $148,880,272.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $148,880,272.86

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $6,638,585.60
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $212,145.22
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $205,247.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $251,922.45
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,969,270.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3497%
          b.   Prior Monthly Period                                                                    5.9484%
          c.   Second Prior Monthly Period                                                             5.8101%

     2.   Three Month Average Base Rate                                                                6.0360%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2146%
          b.   Prior Monthly Period                                                                   16.9975%
          c.   Second Prior Monthly Period                                                            17.6313%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9478%

XVI. Series 2002-6 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations             Interest             Interest
----------------------------------                   -----------             --------             --------
Beginning Invested /Transferor Amount                 940,936,860.60       720,000,000.00       220,936,860.60
Beginning Adjusted Invested Amount                               N/A       720,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.5195%             23.4805%
Principal Allocation Percentage                                  N/A             76.5195%             23.4805%
Collections of Finance Chg. Receivables                16,642,629.61        12,734,853.76         3,907,775.85
Collections of Principal Receivables                  229,319,576.35       175,474,149.10        53,845,427.25
Defaulted Amount                                        4,158,651.24         3,182,178.33           976,472.90

Ending Invested / Transferor Amounts                  935,833,846.09       720,000,000.00       215,833,846.09

---------------------------------------------------------------------------------------------------------------------------------
                                                                            Collateral
B. Monthly Period Funding Requirements                     Class A            Class B             Interest           Total
--------------------------------------                     -------            -------             --------           -----
Principal Funding Account                                       0.00                 0.00                 0.00              0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00              0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00              0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00              0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00              0.00

38,642.00                                                    4.1100%              4.4200%              4.4700%
Monthly Interest Due                                    1,966,635.00           205,088.00           246,297.00      2,418,020.00
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00              0.00
Additional Interest Due                                         0.00                 0.00                 0.00              0.00
Total Interest Due                                      1,966,635.00           205,088.00           246,297.00      2,418,020.00
Investor Default Amount                                 2,625,297.12           254,574.27           302,306.94      3,182,178.33
Investor Monthly Fees Due                                 990,000.00            96,000.00           114,000.00      1,200,000.00
Investor Additional Amounts Due
Total Due                                               5,581,932.12           555,662.27           662,603.94      6,800,198.33

Reallocated Investor Finance Charge Collections                                                                    12,763,322.84
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.1904%
Base Rate                                                                                                                6.3246%
Excess Spread Percentage                                                                                                 9.9385%

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Collateral
C. Certificates - Balances and Distributions           Class A              Class B             Interest           Total
--------------------------------------------           -------              -------             --------           -----
Beginning Certificates Balance                        594,000,000.00        57,600,000.00        68,400,000.00    720,000,000.00
Interest Distributions                                  1,966,635.00           205,088.00           246,297.00      2,418,020.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00              0.00
Principal Distributions                                         0.00                 0.00                 0.00              0.00
Total Distributions                                     1,966,635.00           205,088.00           246,297.00      2,418,020.00
Ending Certificates Balance                           594,000,000.00        57,600,000.00        68,400,000.00    720,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.31

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.31

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.56

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.56

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $246,297.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $246,297.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,529,741.35

          a.   Class A Monthly Interest:                                                         $1,966,635.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,625,297.12
          e.   Excess Spread:                                                                    $5,937,809.22

     2.   Class B Available Funds:                                                               $1,021,065.83

          a.   Class B Monthly Interest:                                                           $205,088.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $815,977.83

     3.   Collateral Available Funds:                                                            $1,212,515.67

          a.   Excess Spread:                                                                    $1,212,515.67

     4.   Total Excess Spread:                                                                   $7,966,302.72

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $229,319,576.35

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $175,474,149.10

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $175,474,149.10

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,182,178.33

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $178,656,327.43

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $178,656,327.43

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $7,966,302.72
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $254,574.27
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $246,297.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $302,306.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,963,124.51

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3246%
          b.   Prior Monthly Period                                                                    5.9233%
          c.   Second Prior Monthly Period                                                             5.7850%

     2.   Three Month Average Base Rate                                                                6.0110%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1904%
          b.   Prior Monthly Period                                                                   16.9716%
          c.   Second Prior Monthly Period                                                            17.6054%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9224%

XVII. Series 2003-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Series               Total Investor              Transferors
A. Investor/Transferor Allocations                             Allocations               Interest                    Interest
----------------------------------                             -----------               --------                    --------
Beginning Invested /Transferor Amount                        1,202,308,210.76          920,000,000.00         282,308,210.76
Beginning Adjusted Invested Amount                                        N/A          920,000,000.00                    N/A
Floating Allocation Percentage                                            N/A                76.5195%               23.4805%
Principal Allocation Percentage                                           N/A                76.5195%               23.4805%
Collections of Finance Chg. Receivables                         21,265,582.27           16,272,313.14           4,993,269.14
Collections of Principal Receivables                           293,019,458.66          224,216,968.29          68,802,490.37
Defaulted Amount                                                 5,313,832.14            4,066,116.76           1,247,715.38

Ending Invested / Transferor Amounts                         1,195,787,692.23          920,000,000.00         275,787,692.23

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                Class A              Class B               Interest              Total
--------------------------------------                -------              -------               --------              -----
Principal Funding Account                                    0.00                 0.00              0.00                   0.00
Investment Proceeds for Monthly Period                       0.00                 0.00              0.00                   0.00
Reserve Draw Amount                                          0.00                 0.00              0.00                   0.00
Available Reserve Account Amount                             0.00                 0.00              0.00                   0.00
Reserve Account Surplus                                      0.00                 0.00              0.00                   0.00

38,642.00                                                 4.0800%              4.3700%           4.4700%
Monthly Interest Due                                 2,494,580.00           259,092.44        314,712.83           3,068,385.28
Outstanding Monthly Interest Due                             0.00                 0.00              0.00                   0.00
Additional Interest Due                                      0.00                 0.00              0.00                   0.00
Total Interest Due                                   2,494,580.00           259,092.44        314,712.83           3,068,385.28
Investor Default Amount                              3,354,546.33           325,289.34        386,281.09           4,066,116.76
Investor Monthly Fees Due                            1,265,000.00           122,666.67        145,666.67           1,533,333.33
Investor Additional Amounts Due
Total Due                                            7,114,126.33           707,048.45        846,660.59           8,667,835.37

Reallocated Investor Finance Charge Collections                                                                   16,287,383.36
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.1622%
Base Rate                                                                                                               6.2955%
Excess Spread Percentage                                                                                                9.9385%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions          Class A              Class B             Interest                Total
--------------------------------------------          -------              -------             --------                -----
Beginning Certificates Balance                     759,000,000.00        73,600,000.00     87,400,000.00         920,000,000.00
Interest Distributions                               2,494,580.00           259,092.44        314,712.83           3,068,385.28
Principal Deposits - Prin. Funding Account                   0.00                 0.00              0.00                   0.00
Principal Distributions                                      0.00                 0.00              0.00                   0.00
Total Distributions                                  2,494,580.00           259,092.44        314,712.83           3,068,385.28
Ending Certificates Balance                        759,000,000.00        73,600,000.00     87,400,000.00         920,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.52

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.52

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $314,712.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $314,712.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,437,091.27

          a.   Class A Monthly Interest:                                                         $2,494,580.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,354,546.33
          e.   Excess Spread:                                                                    $7,587,964.94

     2.   Class B Available Funds:                                                               $1,302,990.67

          a.   Class B Monthly Interest:                                                           $259,092.44
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,043,898.22

     3.   Collateral Available Funds:                                                            $1,547,301.42

          a.   Excess Spread:                                                                    $1,547,301.42

     4.   Total Excess Spread:                                                                  $10,179,164.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $293,019,458.66

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $224,216,968.29

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $224,216,968.29

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,066,116.76

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $228,283,085.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $228,283,085.05

M.   Application of Principal Collections During Accumulation or
Amortization Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                        $10,179,164.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $325,289.34
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $314,712.83
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $386,281.09
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,619,547.99

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2955%
          b.   Prior Monthly Period                                                                    5.8941%
          c.   Second Prior Monthly Period                                                             5.7558%

     2.   Three Month Average Base Rate                                                                5.9818%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1622%
          b.   Prior Monthly Period                                                                   16.9415%
          c.   Second Prior Monthly Period                                                            17.5753%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8930%

XVIII. Series 2003-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series                      Total Investor           Transferors
A. Investor/Transferor Allocations                 Allocations                      Interest                Interest
----------------------------------                 -----------                      --------                --------
Beginning Invested /Transferor Amount           1,437,542,425.91               1,100,000,000.00         337,542,425.91
Beginning Adjusted Invested Amount                           N/A               1,100,000,000.00                    N/A
Floating Allocation Percentage                               N/A                       76.5195%               23.4805%
Principal Allocation Percentage                              N/A                       76.5195%               23.4805%
Collections of Finance Chg. Receivables            25,426,239.68                  19,456,026.58           5,970,213.10
Collections of Principal Receivables              350,349,352.75                 268,085,505.57          82,263,847.18
Defaulted Amount                                    6,353,494.95                   4,861,661.34           1,491,833.60

Ending Invested / Transferor Amounts            1,429,746,153.75               1,100,000,000.00         329,746,153.75

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Collateral
B. Monthly Period Funding Requirements                  Class A       Class B         Interest             Total
--------------------------------------                   -------      -------         --------             -----
Principal Funding Account                                     0.00          0.00           0.00                  0.00
Investment Proceeds for Monthly Period                        0.00          0.00           0.00                  0.00
Reserve Draw Amount                                           0.00          0.00           0.00                  0.00
Available Reserve Account Amount                              0.00          0.00           0.00                  0.00
Reserve Account Surplus                                       0.00          0.00           0.00                  0.00

38,642.00                                                  4.0800%       4.3400%        4.4700%
Monthly Interest Due                                  2,982,650.00    307,657.78     376,287.08          3,666,594.86
Outstanding Monthly Interest Due                              0.00          0.00           0.00                  0.00
Additional Interest Due                                       0.00          0.00           0.00                  0.00
Total Interest Due                                    2,982,650.00    307,657.78     376,287.08          3,666,594.86
Investor Default Amount                               4,010,870.61    388,932.91     461,857.83          4,861,661.34
Investor Monthly Fees Due                             1,512,500.00    146,666.67     174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                             8,506,020.61    843,257.35   1,012,311.58         10,361,589.54

Reallocated Investor Finance Charge Collections                                                         19,471,918.65
Interest and Principal Funding Investment Proceeds                                                               0.00
Interest on Reserve Account                                                                                      0.00
Series Adjusted Portfolio Yield                                                                              16.1598%
Base Rate                                                                                                     6.2930%
Excess Spread Percentage                                                                                      9.9385%

---------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions       Class A            Class B              Interest          Total
--------------------------------------------       -------            -------              --------          -----
Beginning Certificates Balance                   907,500,000.00      88,000,000.00     104,500,000.00     1,100,000,000.00
Interest Distributions                             2,982,650.00         307,657.78         376,287.08         3,666,594.86
Principal Deposits - Prin. Funding Account                 0.00               0.00               0.00                 0.00
Principal Distributions                                    0.00               0.00               0.00                 0.00
Total Distributions                                2,982,650.00         307,657.78         376,287.08         3,666,594.86
Ending Certificates Balance                      907,500,000.00      88,000,000.00     104,500,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $376,287.08

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $376,287.08

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,064,332.89

          a.   Class A Monthly Interest:                                                         $2,982,650.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,010,870.61
          e.   Excess Spread:                                                                    $9,070,812.28

     2.   Class B Available Funds:                                                               $1,557,753.49

          a.   Class B Monthly Interest:                                                           $307,657.78
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,250,095.71

     3.   Collateral Available Funds:                                                            $1,849,832.27

          a.   Excess Spread:                                                                    $1,849,832.27

     4.   Total Excess Spread:                                                                  $12,170,740.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $350,349,352.75

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $268,085,505.57

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $268,085,505.57

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,861,661.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $272,947,166.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $272,947,166.91

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $12,170,740.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $388,932.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $376,287.08
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $461,857.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $9,110,329.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2930%
          b.   Prior Monthly Period                                                                    5.8917%
          c.   Second Prior Monthly Period                                                             5.7534%

     2.   Three Month Average Base Rate                                                                5.9794%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1598%
          b.   Prior Monthly Period                                                                   16.9390%
          c.   Second Prior Monthly Period                                                            17.5727%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8905%

XIX. Series 2003-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series                     Total Investor              Transferors
A. Investor/Transferor Allocations                    Allocations                       Interest                 Interest
----------------------------------                    -----------                       --------                 --------
Beginning Invested /Transferor Amount                 980,142,563.12                 750,000,000.00         230,142,563.12
Beginning Adjusted Invested Amount                               N/A                 750,000,000.00                    N/A
Floating Allocation Percentage                                   N/A                       76.5195%               23.4805%
Principal Allocation Percentage                                  N/A                       76.5195%               23.4805%
Collections of Finance Chg. Receivables                17,336,072.51                  13,265,472.67           4,070,599.84
Collections of Principal Receivables                  238,874,558.69                 182,785,571.98          56,088,986.72
Defaulted Amount                                        4,331,928.37                   3,314,769.10           1,017,159.27

Ending Invested / Transferor Amounts                  974,826,923.01                 750,000,000.00         224,826,923.01

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A            Class B               Interest              Total
--------------------------------------                    -------            -------               --------              -----
Principal Funding Account                                       0.00               0.00              0.00                     0.00
Investment Proceeds for Monthly Period                          0.00               0.00              0.00                     0.00
Reserve Draw Amount                                             0.00               0.00              0.00                     0.00
Available Reserve Account Amount                                0.00               0.00              0.00                     0.00
Reserve Account Surplus                                         0.00               0.00              0.00                     0.00

38,642.00                                                    4.0800%            4.3200%           4.4700%
Monthly Interest Due                                    2,033,625.00         208,800.00        256,559.38             2,498,984.38
Outstanding Monthly Interest Due                                0.00               0.00              0.00                     0.00
Additional Interest Due                                         0.00               0.00              0.00                     0.00
Total Interest Due                                      2,033,625.00         208,800.00        256,559.38             2,498,984.38
Investor Default Amount                                 2,734,684.51         265,181.53        314,903.06             3,314,769.10
Investor Monthly Fees Due                               1,031,250.00         100,000.00        118,750.00             1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,799,559.51         573,981.53        690,212.44             7,063,753.47

Reallocated Investor Finance Charge Collections                                                                      13,275,341.50
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1583%
Base Rate                                                                                                                  6.2914%
Excess Spread Percentage                                                                                                   9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions           Class A            Class B               Interest              Total
--------------------------------------------           -------            -------               --------              -----
Beginning Certificates Balance                        618,750,000.00      60,000,000.00     71,250,000.00           750,000,000.00
Interest Distributions                                  2,033,625.00         208,800.00        256,559.38             2,498,984.38
Principal Deposits - Prin. Funding Account                      0.00               0.00              0.00                     0.00
Principal Distributions                                         0.00               0.00              0.00                     0.00
Total Distributions                                     2,033,625.00         208,800.00        256,559.38             2,498,984.38
Ending Certificates Balance                           618,750,000.00      60,000,000.00     71,250,000.00           750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.29

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.29

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.48

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.48

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution
Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $256,559.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $256,559.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,952,156.74

          a.   Class A Monthly Interest:                                                         $2,033,625.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,734,684.51
          e.   Excess Spread:                                                                    $6,183,847.24

     2.   Class B Available Funds:                                                               $1,062,027.32

          a.   Class B Monthly Interest:                                                           $208,800.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $853,227.32

     3.   Collateral Available Funds:                                                            $1,261,157.44

          a.   Excess Spread:                                                                    $1,261,157.44

     4.   Total Excess Spread:                                                                   $8,298,232.00

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $238,874,558.69

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $182,785,571.98

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $182,785,571.98

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,314,769.10

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $186,100,341.08

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $186,100,341.08

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $8,298,232.00
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $265,181.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $256,559.38
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $314,903.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,211,588.03

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2914%
          b.   Prior Monthly Period                                                                    5.8901%
          c.   Second Prior Monthly Period                                                             5.7518%

     2.   Three Month Average Base Rate                                                                5.9777%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1583%
          b.   Prior Monthly Period                                                                   16.9373%
          c.   Second Prior Monthly Period                                                            17.5711%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8889%

XX. Series 2003-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor              Transferors
A. Investor/Transferor Allocations                    Allocations             Interest                   Interest
----------------------------------                    -----------             --------                   --------
Beginning Invested /Transferor Amount                 888,662,590.56        680,000,000.00         208,662,590.56
Beginning Adjusted Invested Amount                               N/A        680,000,000.00                    N/A
Floating Allocation Percentage                                   N/A              76.5195%               23.4805%
Principal Allocation Percentage                                  N/A              76.5195%               23.4805%
Collections of Finance Chg. Receivables                15,718,039.07         12,027,361.88           3,690,677.19
Collections of Principal Receivables                  216,579,599.88        165,725,585.26          50,854,014.62
Defaulted Amount                                        3,927,615.06          3,005,390.65             922,224.41

Ending Invested / Transferor Amounts                  883,843,076.86        680,000,000.00         203,843,076.86

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                    Class A           Class B                Interest          Total
--------------------------------------                    -------           -------                --------          -----
Principal Funding Account                                       0.00              0.00                0.00                 0.00
Investment Proceeds for Monthly Period                          0.00              0.00                0.00                 0.00
Reserve Draw Amount                                             0.00              0.00                0.00                 0.00
Available Reserve Account Amount                                0.00              0.00                0.00                 0.00
Reserve Account Surplus                                         0.00              0.00                0.00                 0.00

38,642.00                                                    1.6900%           1.9000%             4.8700%
Monthly Interest Due                                      828,381.67         64,600.00          200,075.83         1,093,057.50
Outstanding Monthly Interest Due                                0.00              0.00                0.00                 0.00
Additional Interest Due                                         0.00              0.00                0.00                 0.00
Total Interest Due                                        828,381.67         64,600.00          200,075.83         1,093,057.50
Investor Default Amount                                 2,599,662.91        180,323.44          225,404.30         3,005,390.65
Investor Monthly Fees Due                                 980,333.33         68,000.00           85,000.00         1,133,333.33
Investor Additional Amounts Due
Total Due                                               4,408,377.91        312,923.44          510,480.13         5,231,781.48

Reallocated Investor Finance Charge Collections                                                                   11,159,100.86
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        14.5888%
Base Rate                                                                                                               4.1209%
Excess Spread Percentage                                                                                               10.4600%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A             Class B              Interest           Total
--------------------------------------------           -------             -------              --------           -----
Beginning Certificates Balance                        588,200,000.00     40,800,000.00       51,000,000.00       680,000,000.00
Interest Distributions                                    828,381.67         64,600.00          200,075.83         1,093,057.50
Principal Deposits - Prin. Funding Account                      0.00              0.00                0.00                 0.00
Principal Distributions                                         0.00              0.00                0.00                 0.00
Total Distributions                                       828,381.67         64,600.00          200,075.83         1,093,057.50
Ending Certificates Balance                           588,200,000.00     40,800,000.00       51,000,000.00       680,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $200,075.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $200,075.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,652,622.25

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,599,662.91
          e.   Excess Spread:                                                                    $6,224,577.67

     2.   Class B Available Funds:                                                                 $669,546.05

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $604,946.05

     3.   Collateral Available Funds:                                                              $836,932.56

          a.   Excess Spread:                                                                      $836,932.56

     4.   Total Excess Spread:                                                                   $7,666,456.29

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $216,579,599.88

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $165,725,585.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $165,725,585.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,005,390.65

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $168,730,975.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $168,730,975.91

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $7,666,456.29
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $180,323.44
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $200,075.83
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $225,404.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,927,319.38

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  4.1209%
          b.   Prior Monthly Period                                                                    3.7539%
          c.   Second Prior Monthly Period                                                             3.8486%

     2.   Three Month Average Base Rate                                                                3.9078%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.5887%
          b.   Prior Monthly Period                                                                   15.4177%
          c.   Second Prior Monthly Period                                                            15.9728%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.3264%

XXI. Series 2004-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series           Total Investor              Transferors
A. Investor/Transferor Allocations                        Allocations             Interest                 Interest
----------------------------------                        -----------             --------                 --------
Beginning Invested /Transferor Amount                   1,045,485,400.66      800,000,000.00         245,485,400.66
Beginning Adjusted Invested Amount                                   N/A      800,000,000.00                    N/A
Floating Allocation Percentage                                       N/A            76.5195%               23.4805%
Principal Allocation Percentage                                      N/A            76.5195%               23.4805%
Collections of Finance Chg. Receivables                    18,491,810.67       14,149,837.51           4,341,973.16
Collections of Principal Receivables                      254,799,529.27      194,971,276.78          59,828,252.50
Defaulted Amount                                            4,620,723.60        3,535,753.70           1,084,969.89

Ending Invested / Transferor Amounts                    1,039,815,384.54      800,000,000.00         239,815,384.54

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                 Class A            Class B               Interest        Total
--------------------------------------                 -------            -------               --------        -----
Principal Funding Account                                      0.00             0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00             0.00              0.00                  0.00
Reserve Draw Amount                                            0.00             0.00              0.00                  0.00
Available Reserve Account Amount                               0.00             0.00              0.00                  0.00
Reserve Account Surplus                                        0.00             0.00              0.00                  0.00

38,642.00                                                   4.0500%          4.2200%           4.5200%
Monthly Interest Due                                   2,179,350.00       203,966.67        262,160.00          2,645,476.67
Outstanding Monthly Interest Due                               0.00             0.00              0.00                  0.00
Additional Interest Due                                        0.00             0.00              0.00                  0.00
Total Interest Due                                     2,179,350.00       203,966.67        262,160.00          2,645,476.67
Investor Default Amount                                2,952,354.34       265,181.53        318,217.83          3,535,753.70
Investor Monthly Fees Due                              1,113,333.33       100,000.00        120,000.00          1,333,333.33
Investor Additional Amounts Due
Total Due                                              6,245,037.68       569,148.19        700,377.83          7,514,563.70

Reallocated Investor Finance Charge Collections                                                                14,140,257.60
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     16.1277%
Base Rate                                                                                                            6.2598%
Excess Spread Percentage                                                                                             9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions          Class A           Class B             Interest        Total
--------------------------------------------          -------           -------             --------        -----
Beginning Certificates Balance                       668,000,000.00    60,000,000.00     72,000,000.00        800,000,000.00
Interest Distributions                                 2,179,350.00       203,966.67        262,160.00          2,645,476.67
Principal Deposits - Prin. Funding Account                     0.00             0.00              0.00                  0.00
Principal Distributions                                        0.00             0.00              0.00                  0.00
Total Distributions                                    2,179,350.00       203,966.67        262,160.00          2,645,476.67
Ending Certificates Balance                          668,000,000.00    60,000,000.00     72,000,000.00        800,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.26

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.26

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,887,853.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $262,160.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $6,625,693.90

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,807,115.10

          a.   Class A Monthly Interest:                                                         $2,179,350.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,952,354.34
          e.   Excess Spread:                                                                    $6,675,410.76

     2.   Class B Available Funds:                                                               $1,060,519.32

          a.   Class B Monthly Interest:                                                           $203,966.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $856,552.65

     3.   Collateral Available Funds:                                                            $1,272,623.18

          a.   Excess Spread:                                                                    $1,272,623.18

     4.   Total Excess Spread:                                                                   $8,804,586.60

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $254,799,529.27

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $194,971,276.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $194,971,276.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,535,753.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $198,507,030.48

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $198,507,030.48

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                         $8,804,586.60
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $265,181.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $262,160.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $318,217.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $6,625,693.90

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2598%
          b.   Prior Monthly Period                                                                    5.8584%
          c.   Second Prior Monthly Period                                                             5.7201%

     2.   Three Month Average Base Rate                                                                5.9461%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1277%
          b.   Prior Monthly Period                                                                   16.9046%
          c.   Second Prior Monthly Period                                                            17.5384%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8569%

XXII. Series 2004-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series                 Total Investor              Transferors
A. Investor/Transferor Allocations                        Allocations                  Interest                 Interest
----------------------------------                        -----------                  --------                 --------
Beginning Invested /Transferor Amount                    522,742,700.33            400,000,000.00         122,742,700.33
Beginning Adjusted Invested Amount                                  N/A            400,000,000.00                    N/A
Floating Allocation Percentage                                      N/A                  76.5195%               23.4805%
Principal Allocation Percentage                                     N/A                  76.5195%               23.4805%
Collections of Finance Chg. Receivables                    9,245,905.34              7,074,918.75           2,170,986.58
Collections of Principal Receivables                     127,399,764.64             97,485,638.39          29,914,126.25
Defaulted Amount                                           2,310,361.80              1,767,876.85             542,484.95

Ending Invested / Transferor Amounts                     519,907,692.27            400,000,000.00         119,907,692.27

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                          Class A             Class B        Interest          Total
--------------------------------------                          -------             -------        --------          -----
Principal Funding Account                                          0.00               0.00               0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00               0.00               0.00
Reserve Draw Amount                                                0.00               0.00               0.00               0.00
Available Reserve Account Amount                                   0.00               0.00               0.00               0.00
Reserve Account Surplus                                            0.00               0.00               0.00               0.00

38,642.00                                                       4.1400%            4.3400%            4.6400%
Monthly Interest Due                                       1,113,890.00         104,883.33         134,560.00       1,353,333.33
Outstanding Monthly Interest Due                                   0.00               0.00               0.00               0.00
Additional Interest Due                                            0.00               0.00               0.00               0.00
Total Interest Due                                         1,113,890.00         104,883.33         134,560.00       1,353,333.33
Investor Default Amount                                    1,476,177.17         132,590.76         159,108.92       1,767,876.85
Investor Monthly Fees Due                                    556,666.67          50,000.00          60,000.00         666,666.67
Investor Additional Amounts Due
Total Due                                                  3,146,733.84         287,474.10         353,668.92       3,787,876.85

Reallocated Investor Finance Charge Collections                                                                     7,100,723.80
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.2207%
Base Rate                                                                                                                6.3560%
Excess Spread Percentage                                                                                                 9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest         Total
--------------------------------------------               -------              -------            --------         -----
Beginning Certificates Balance                           334,000,000.00      30,000,000.00      36,000,000.00     400,000,000.00
Interest Distributions                                     1,113,890.00         104,883.33         134,560.00       1,353,333.33
Principal Deposits - Prin. Funding Account                         0.00               0.00               0.00               0.00
Principal Distributions                                            0.00               0.00               0.00               0.00
Total Distributions                                        1,113,890.00         104,883.33         134,560.00       1,353,333.33
Ending Certificates Balance                              334,000,000.00      30,000,000.00      36,000,000.00     400,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.34

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.34

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.50

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.50

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $3,447,406.95

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $134,560.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $3,312,846.95

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $5,929,104.38

          a.   Class A Monthly Interest:                                                         $1,113,890.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,476,177.17
          e.   Excess Spread:                                                                    $3,339,037.20

     2.   Class B Available Funds:                                                                 $532,554.29

          a.   Class B Monthly Interest:                                                           $104,883.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $427,670.95

     3.   Collateral Available Funds:                                                              $639,065.14

          a.   Excess Spread:                                                                      $639,065.14

     4.   Total Excess Spread:                                                                   $4,405,773.30

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $127,399,764.64

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                          $97,485,638.39

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $97,485,638.39

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,767,876.85

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $99,253,515.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $99,253,515.24

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $4,405,773.30
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $132,590.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $134,560.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $159,108.92
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $3,312,846.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3560%
          b.   Prior Monthly Period                                                                    5.9547%
          c.   Second Prior Monthly Period                                                             5.8164%

     2.   Three Month Average Base Rate                                                                6.0424%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.2207%
          b.   Prior Monthly Period                                                                   17.0040%
          c.   Second Prior Monthly Period                                                            17.6379%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.9542%

XXIII. Series 2004-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series              Total Investor              Transferors
A. Investor/Transferor Allocations                         Allocations               Interest                  Interest
----------------------------------                         -----------               --------                  --------
Beginning Invested /Transferor Amount                     784,114,050.50         600,000,000.00         184,114,050.50
Beginning Adjusted Invested Amount                                   N/A         600,000,000.00                    N/A
Floating Allocation Percentage                                       N/A               76.5195%               23.4805%
Principal Allocation Percentage                                      N/A               76.5195%               23.4805%
Collections of Finance Chg. Receivables                    13,868,858.00          10,612,378.13           3,256,479.87
Collections of Principal Receivables                      191,099,646.96         146,228,457.58          44,871,189.37
Defaulted Amount                                            3,465,542.70           2,651,815.28             813,727.42

Ending Invested / Transferor Amounts                      779,861,538.41         600,000,000.00         179,861,538.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A            Class B              Interest         Total
--------------------------------------                       -------            -------              --------         -----
Principal Funding Account                                           0.00               0.00             0.00                0.00
Investment Proceeds for Monthly Period                              0.00               0.00             0.00                0.00
Reserve Draw Amount                                                 0.00               0.00             0.00                0.00
Available Reserve Account Amount                                    0.00               0.00             0.00                0.00
Reserve Account Surplus                                             0.00               0.00             0.00                0.00

38,642.00                                                        4.3500%            4.5500%          4.4400%
Monthly Interest Due                                        1,892,250.00         113,750.00       171,680.00        2,177,680.00
Outstanding Monthly Interest Due                                    0.00               0.00             0.00                0.00
Additional Interest Due                                             0.00               0.00             0.00                0.00
Total Interest Due                                          1,892,250.00         113,750.00       171,680.00        2,177,680.00
Investor Default Amount                                     2,307,079.29         132,590.76       212,145.22        2,651,815.28
Investor Monthly Fees Due                                     870,000.00          50,000.00        80,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                   5,069,329.29         296,340.76       463,825.22        5,829,495.28

Reallocated Investor Finance Charge Collections                                                                    11,059,482.97
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         17.0489%
Base Rate                                                                                                                6.6658%
Excess Spread Percentage                                                                                                10.4600%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A            Class B           Interest            Total
--------------------------------------------                 -------            -------           --------            -----
Beginning Certificates Balance                            522,000,000.00      30,000,000.00    48,000,000.00      600,000,000.00
Interest Distributions                                      1,892,250.00         113,750.00       171,680.00        2,177,680.00
Principal Deposits - Prin. Funding Account                          0.00               0.00             0.00                0.00
Principal Distributions                                             0.00               0.00             0.00                0.00
Total Distributions                                         1,892,250.00         113,750.00       171,680.00        2,177,680.00
Ending Certificates Balance                               522,000,000.00      30,000,000.00    48,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00


     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,401,667.69

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $171,680.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,229,987.69

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,621,750.18

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,307,079.29
          e.   Excess Spread:                                                                    $5,422,420.89

     2.   Class B Available Funds:                                                                 $552,974.15

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $439,224.15

     3.   Collateral Available Funds:                                                              $884,758.64

          a.   Excess Spread:                                                                      $884,758.64

     4.   Total Excess Spread:                                                                   $6,746,403.68

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $191,099,646.96

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $146,228,457.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $146,228,457.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,651,815.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $148,880,272.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $148,880,272.86

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $6,746,403.68
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $132,590.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $171,680.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $212,145.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,229,987.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.6658%
          b.   Prior Monthly Period                                                                    6.0583%
          c.   Second Prior Monthly Period                                                             6.2267%

     2.   Three Month Average Base Rate                                                                6.3169%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 17.0489%
          b.   Prior Monthly Period                                                                   17.7964%
          c.   Second Prior Monthly Period                                                            18.4302%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.7585%

XXIV. Series 2004-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series                Total Investor              Transferors
A. Investor/Transferor Allocations                          Allocations                Interest                   Interest
----------------------------------                          -----------                --------                   --------
Beginning Invested /Transferor Amount                     1,437,542,425.91         1,100,000,000.00         337,542,425.91
Beginning Adjusted Invested Amount                                     N/A         1,100,000,000.00                    N/A
Floating Allocation Percentage                                         N/A                 76.5195%               23.4805%
Principal Allocation Percentage                                        N/A                 76.5195%               23.4805%
Collections of Finance Chg. Receivables                      25,426,239.68            19,456,026.58           5,970,213.10
Collections of Principal Receivables                        350,349,352.75           268,085,505.57          82,263,847.18
Defaulted Amount                                              6,353,494.95             4,861,661.34           1,491,833.60

Ending Invested / Transferor Amounts                      1,429,746,153.75         1,100,000,000.00         329,746,153.75

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                     Class A              Class B          Interest            Total
--------------------------------------                     -------              -------          --------            -----
Principal Funding Account                                       0.00                 0.00               0.00                 0.00
Investment Proceeds for Monthly Period                          0.00                 0.00               0.00                 0.00
Reserve Draw Amount                                             0.00                 0.00               0.00                 0.00
Available Reserve Account Amount                                0.00                 0.00               0.00                 0.00
Reserve Account Surplus                                         0.00                 0.00               0.00                 0.00

38,642.00                                                    4.0600%              4.2500%            4.4400%
Monthly Interest Due                                    3,004,005.28           282,447.92         354,090.00         3,640,543.19
Outstanding Monthly Interest Due                                0.00                 0.00               0.00                 0.00
Additional Interest Due                                         0.00                 0.00               0.00                 0.00
Total Interest Due                                      3,004,005.28           282,447.92         354,090.00         3,640,543.19
Investor Default Amount                                 4,059,487.22           364,624.60         437,549.52         4,861,661.34
Investor Monthly Fees Due                               1,530,833.33           137,500.00         165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                               8,594,325.83           784,572.52         956,639.52        10,335,537.87

Reallocated Investor Finance Charge Collections                                                                     19,445,866.98
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1310%
Base Rate                                                                                                                 6.2632%
Excess Spread Percentage                                                                                                  9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions          Class A                Class B             Interest            Total
--------------------------------------------          -------                -------             --------            -----
Beginning Certificates Balance                        918,500,000.00        82,500,000.00      99,000,000.00     1,100,000,000.00
Interest Distributions                                  3,004,005.28           282,447.92         354,090.00         3,640,543.19
Principal Deposits - Prin. Funding Account                      0.00                 0.00               0.00                 0.00
Principal Distributions                                         0.00                 0.00               0.00                 0.00
Total Distributions                                     3,004,005.28           282,447.92         354,090.00         3,640,543.19
Ending Certificates Balance                           918,500,000.00        82,500,000.00      99,000,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.27

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.27

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $9,464,419.11

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $354,090.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $9,110,329.11

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,237,298.93

          a.   Class A Monthly Interest:                                                         $3,004,005.28
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,059,487.22
          e.   Excess Spread:                                                                    $9,173,806.43

     2.   Class B Available Funds:                                                               $1,458,440.02

          a.   Class B Monthly Interest:                                                           $282,447.92
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,175,992.11

     3.   Collateral Available Funds:                                                            $1,750,128.03

          a.   Excess Spread:                                                                    $1,750,128.03

     4.   Total Excess Spread:                                                                  $12,099,926.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $350,349,352.75

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $268,085,505.57

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $268,085,505.57

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,861,661.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $272,947,166.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $272,947,166.91

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $12,099,926.57
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $364,624.60
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $354,090.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $437,549.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $9,110,329.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2632%
          b.   Prior Monthly Period                                                                    5.8619%
          c.   Second Prior Monthly Period                                                             5.7236%

     2.   Three Month Average Base Rate                                                                5.9496%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1310%
          b.   Prior Monthly Period                                                                   16.9082%
          c.   Second Prior Monthly Period                                                            17.5419%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8604%

XXV. Series 2004-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series                Total Investor              Transferors
A. Investor/Transferor Allocations                      Allocations                Interest                   Interest
----------------------------------                      -----------                --------                   --------
Beginning Invested /Transferor Amount                 1,306,856,750.83         1,000,000,000.00         306,856,750.83
Beginning Adjusted Invested Amount                                 N/A         1,000,000,000.00                    N/A
Floating Allocation Percentage                                     N/A                 76.5195%               23.4805%
Principal Allocation Percentage                                    N/A                 76.5195%               23.4805%
Collections of Finance Chg. Receivables                  23,114,763.34            17,687,296.89           5,427,466.45
Collections of Principal Receivables                    318,499,411.59           243,714,095.97          74,785,315.62
Defaulted Amount                                          5,775,904.50             4,419,692.13           1,356,212.37

Ending Invested / Transferor Amounts                  1,299,769,230.68         1,000,000,000.00         299,769,230.68

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest           Total
--------------------------------------                   -------               -------             --------           -----
Principal Funding Account                                         0.00               0.00               0.00                 0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                 0.00
Reserve Draw Amount                                               0.00               0.00               0.00                 0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                 0.00
Reserve Account Surplus                                           0.00               0.00               0.00                 0.00

38,642.00                                                      4.0600%            4.2200%            4.4300%
Monthly Interest Due                                      2,730,913.89         254,958.33         321,175.00         3,307,047.22
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                 0.00
Additional Interest Due                                           0.00               0.00               0.00                 0.00
Total Interest Due                                        2,730,913.89         254,958.33         321,175.00         3,307,047.22
Investor Default Amount                                   3,690,442.93         331,476.91         397,772.29         4,419,692.13
Investor Monthly Fees Due                                 1,391,666.67         125,000.00         150,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                                 7,813,023.48         711,435.24         868,947.29         9,393,406.02

Reallocated Investor Finance Charge Collections                                                                     17,675,523.40
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1279%
Base Rate                                                                                                                 6.2600%
Excess Spread Percentage                                                                                                  9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A             Class B             Interest            Total
--------------------------------------------              -------             -------             --------            -----
Beginning Certificates Balance                          835,000,000.00      75,000,000.00      90,000,000.00     1,000,000,000.00
Interest Distributions                                    2,730,913.89         254,958.33         321,175.00         3,307,047.22
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                 0.00
Principal Distributions                                           0.00               0.00               0.00                 0.00
Total Distributions                                       2,730,913.89         254,958.33         321,175.00         3,307,047.22
Ending Certificates Balance                             835,000,000.00      75,000,000.00      90,000,000.00     1,000,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.27

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.27

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,603,292.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $321,175.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $8,282,117.38

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,759,062.03

          a.   Class A Monthly Interest:                                                         $2,730,913.89
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,690,442.93
          e.   Excess Spread:                                                                    $8,337,705.22

     2.   Class B Available Funds:                                                               $1,325,664.25

          a.   Class B Monthly Interest:                                                           $254,958.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,070,705.92

     3.   Collateral Available Funds:                                                            $1,590,797.11

          a.   Excess Spread:                                                                    $1,590,797.11

     4.   Total Excess Spread:                                                                  $10,999,208.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $318,499,411.59

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $243,714,095.97

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $243,714,095.97

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,419,692.13

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $248,133,788.10

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $248,133,788.10

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                        $10,999,208.24
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $331,476.91
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $321,175.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $397,772.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $8,282,117.38

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2600%
          b.   Prior Monthly Period                                                                    5.8587%
          c.   Second Prior Monthly Period                                                             5.7204%

     2.   Three Month Average Base Rate                                                                5.9464%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1279%
          b.   Prior Monthly Period                                                                   16.9049%
          c.   Second Prior Monthly Period                                                            17.5386%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8572%

XXVI. Series 2005-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series              Total Investor            Transferors
A. Investor/Transferor Allocations                          Allocations              Interest                Interest
----------------------------------                          -----------              --------                --------
Beginning Invested /Transferor Amount                      784,114,050.50         600,000,000.00         184,114,050.50
Beginning Adjusted Invested Amount                                    N/A         600,000,000.00                    N/A
Floating Allocation Percentage                                        N/A               76.5195%               23.4805%
Principal Allocation Percentage                                       N/A               76.5195%               23.4805%
Collections of Finance Chg. Receivables                     13,868,858.00          10,612,378.13           3,256,479.87
Collections of Principal Receivables                       191,099,646.96         146,228,457.58          44,871,189.37
Defaulted Amount                                             3,465,542.70           2,651,815.28             813,727.42

Ending Invested / Transferor Amounts                       779,861,538.41         600,000,000.00         179,861,538.41

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A           Class B             Interest         Total
--------------------------------------                    -------           -------             --------         -----
Principal Funding Account                                        0.00              0.00               0.00              0.00
Investment Proceeds for Monthly Period                           0.00              0.00               0.00              0.00
Reserve Draw Amount                                              0.00              0.00               0.00              0.00
Available Reserve Account Amount                                 0.00              0.00               0.00              0.00
Reserve Account Surplus                                          0.00              0.00               0.00              0.00

38,642.00                                                     4.0000%           4.0900%            4.3000%
Monthly Interest Due                                     1,614,333.33        148,262.50         187,050.00      1,949,645.83
Outstanding Monthly Interest Due                                 0.00              0.00               0.00              0.00
Additional Interest Due                                          0.00              0.00               0.00              0.00
Total Interest Due                                       1,614,333.33        148,262.50         187,050.00      1,949,645.83
Investor Default Amount                                  2,214,265.76        198,886.15         238,663.37      2,651,815.28
Investor Monthly Fees Due                                  835,000.00         75,000.00          90,000.00      1,000,000.00
Investor Additional Amounts Due
Total Due                                                4,663,599.09        422,148.65         515,713.37      5,601,461.11

Reallocated Investor Finance Charge Collections                                                                10,570,731.54
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     16.0578%
Base Rate                                                                                                            6.1875%
Excess Spread Percentage                                                                                             9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A           Class B             Interest         Total
--------------------------------------------             -------           -------             --------         -----
Beginning Certificates Balance                         501,000,000.00     45,000,000.00      54,000,000.00    600,000,000.00
Interest Distributions                                   1,614,333.33        148,262.50         187,050.00      1,949,645.83
Principal Deposits - Prin. Funding Account                       0.00              0.00               0.00              0.00
Principal Distributions                                          0.00              0.00               0.00              0.00
Total Distributions                                      1,614,333.33        148,262.50         187,050.00      1,949,645.83
Ending Certificates Balance                            501,000,000.00     45,000,000.00      54,000,000.00    600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.22

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.22

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.29

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.29

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,156,320.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $187,050.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,969,270.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $8,826,560.83

          a.   Class A Monthly Interest:                                                         $1,614,333.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,214,265.76
          e.   Excess Spread:                                                                    $4,997,961.74

     2.   Class B Available Funds:                                                                 $792,804.87

          a.   Class B Monthly Interest:                                                           $148,262.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $644,542.37

     3.   Collateral Available Funds:                                                              $951,365.84

          a.   Excess Spread:                                                                      $951,365.84

     4.   Total Excess Spread:                                                                   $6,593,869.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $191,099,646.96

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $146,228,457.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $146,228,457.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,651,815.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $148,880,272.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $148,880,272.86

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $6,593,869.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $198,886.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $187,050.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $238,663.37
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,969,270.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.1875%
          b.   Prior Monthly Period                                                                    5.7861%
          c.   Second Prior Monthly Period                                                             5.6479%

     2.   Three Month Average Base Rate                                                                5.8738%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.0578%
          b.   Prior Monthly Period                                                                   16.8300%
          c.   Second Prior Monthly Period                                                            17.4637%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7838%

XXVII. Series 2005-2 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Series             Total Investor            Transferors
A. Investor/Transferor Allocations                            Allocations              Interest               Interest
----------------------------------                            -----------              --------               --------
Beginning Invested /Transferor Amount                       784,114,050.50          600,000,000.00         184,114,050.50
Beginning Adjusted Invested Amount                                     N/A          600,000,000.00                    N/A
Floating Allocation Percentage                                         N/A                76.5195%               23.4805%
Principal Allocation Percentage                                        N/A                76.5195%               23.4805%
Collections of Finance Chg. Receivables                      13,868,858.00           10,612,378.13           3,256,479.87
Collections of Principal Receivables                        191,099,646.96          146,228,457.58          44,871,189.37
Defaulted Amount                                              3,465,542.70            2,651,815.28             813,727.42

Ending Invested / Transferor Amounts                        779,861,538.41          600,000,000.00         179,861,538.41

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                       Class A         Class B             Interest            Total
--------------------------------------                       -------         -------             --------            -----
Principal Funding Account                                          0.00            0.00               0.00                0.00
Investment Proceeds for Monthly Period                             0.00            0.00               0.00                0.00
Reserve Draw Amount                                                0.00            0.00               0.00                0.00
Available Reserve Account Amount                                   0.00            0.00               0.00                0.00
Reserve Account Surplus                                            0.00            0.00               0.00                0.00

38,642.00                                                       4.0700%         4.2500%            4.4600%
Monthly Interest Due                                       1,642,584.17      154,062.50         194,010.00        1,990,656.67
Outstanding Monthly Interest Due                                   0.00            0.00               0.00                0.00
Additional Interest Due                                            0.00            0.00               0.00                0.00
Total Interest Due                                         1,642,584.17      154,062.50         194,010.00        1,990,656.67
Investor Default Amount                                    2,214,265.76      198,886.15         238,663.37        2,651,815.28
Investor Monthly Fees Due                                    835,000.00       75,000.00          90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                                  4,691,849.92      427,948.65         522,673.37        5,642,471.94

Reallocated Investor Finance Charge Collections                                                                  10,611,742.37
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       16.1410%
Base Rate                                                                                                              6.2735%
Excess Spread Percentage                                                                                               9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B             Interest           Total
--------------------------------------------              -------            -------             --------           -----
Beginning Certificates Balance                           501,000,000.00     45,000,000.00      54,000,000.00      600,000,000.00
Interest Distributions                                     1,642,584.17        154,062.50         194,010.00        1,990,656.67
Principal Deposits - Prin. Funding Account                         0.00              0.00               0.00                0.00
Principal Distributions                                            0.00              0.00               0.00                0.00
Total Distributions                                        1,642,584.17        154,062.50         194,010.00        1,990,656.67
Ending Certificates Balance                              501,000,000.00     45,000,000.00      54,000,000.00      600,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.28

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.28

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,163,280.43

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $194,010.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,969,270.43

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $8,860,804.88

          a.   Class A Monthly Interest:                                                         $1,642,584.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,214,265.76
          e.   Excess Spread:                                                                    $5,003,954.96

     2.   Class B Available Funds:                                                                 $795,880.68

          a.   Class B Monthly Interest:                                                           $154,062.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $641,818.18

     3.   Collateral Available Funds:                                                              $955,056.81

          a.   Excess Spread:                                                                      $955,056.81

     4.   Total Excess Spread:                                                                   $6,600,829.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $191,099,646.96

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $146,228,457.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $146,228,457.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,651,815.28

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $148,880,272.86

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $148,880,272.86

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $6,600,829.95
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $198,886.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $194,010.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $238,663.37
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,969,270.43

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2735%
          b.   Prior Monthly Period                                                                    5.8722%
          c.   Second Prior Monthly Period                                                             5.7339%

     2.   Three Month Average Base Rate                                                                5.9599%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1410%
          b.   Prior Monthly Period                                                                   16.9188%
          c.   Second Prior Monthly Period                                                            17.5526%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8708%

XXVIII. Series 2005-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series              Total Investor          Transferors
A. Investor/Transferor Allocations                         Allocations               Interest              Interest
----------------------------------                         -----------               --------              --------
Beginning Invested /Transferor Amount                     914,799,725.58         700,000,000.00         214,799,725.58
Beginning Adjusted Invested Amount                                   N/A         700,000,000.00                    N/A
Floating Allocation Percentage                                       N/A               76.5195%               23.4805%
Principal Allocation Percentage                                      N/A               76.5195%               23.4805%
Collections of Finance Chg. Receivables                    16,180,334.34          12,381,107.82           3,799,226.52
Collections of Principal Receivables                      222,949,588.11         170,599,867.18          52,349,720.93
Defaulted Amount                                            4,043,133.15           3,093,784.49             949,348.66

Ending Invested / Transferor Amounts                      909,838,461.48         700,000,000.00         209,838,461.48

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A           Class B            Interest           Total
--------------------------------------                        -------           -------            --------           -----
Principal Funding Account                                           0.00              0.00              0.00               0.00
Investment Proceeds for Monthly Period                              0.00              0.00              0.00               0.00
Reserve Draw Amount                                                 0.00              0.00              0.00               0.00
Available Reserve Account Amount                                    0.00              0.00              0.00               0.00
Reserve Account Surplus                                             0.00              0.00              0.00               0.00

38,642.00                                                        3.9700%           4.1100%           4.2200%
Monthly Interest Due                                        1,869,263.47        173,818.75        214,165.00       2,257,247.22
Outstanding Monthly Interest Due                                    0.00              0.00              0.00               0.00
Additional Interest Due                                             0.00              0.00              0.00               0.00
Total Interest Due                                          1,869,263.47        173,818.75        214,165.00       2,257,247.22
Investor Default Amount                                     2,583,310.05        232,033.84        278,440.60       3,093,784.49
Investor Monthly Fees Due                                     974,166.67         87,500.00        105,000.00       1,166,666.67
Investor Additional Amounts Due
Total Due                                                   5,426,740.19        493,352.59        597,605.60       6,517,698.38

Reallocated Investor Finance Charge Collections                                                                   12,315,180.54
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.0277%
Base Rate                                                                                                               6.1563%
Excess Spread Percentage                                                                                                9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A           Class B           Interest            Total
--------------------------------------------                 -------           -------            --------            -----
Beginning Certificates Balance                            584,500,000.00     52,500,000.00     63,000,000.00     700,000,000.00
Interest Distributions                                      1,869,263.47        173,818.75        214,165.00       2,257,247.22
Principal Deposits - Prin. Funding Account                          0.00              0.00              0.00               0.00
Principal Distributions                                             0.00              0.00              0.00               0.00
Total Distributions                                         1,869,263.47        173,818.75        214,165.00       2,257,247.22
Ending Certificates Balance                               584,500,000.00     52,500,000.00     63,000,000.00     700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.20

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.31

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,011,647.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $214,165.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,797,482.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,283,175.75

          a.   Class A Monthly Interest:                                                         $1,869,263.47
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,583,310.05
          e.   Excess Spread:                                                                    $5,830,602.23

     2.   Class B Available Funds:                                                                 $923,638.54

          a.   Class B Monthly Interest:                                                           $173,818.75
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,819.79

     3.   Collateral Available Funds:                                                            $1,108,366.25

          a.   Excess Spread:                                                                    $1,108,366.25

     4.   Total Excess Spread:                                                                   $7,688,788.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $222,949,588.11

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $170,599,867.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $170,599,867.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,093,784.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $173,693,651.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $173,693,651.67

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $7,688,788.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $232,033.84
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $214,165.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $278,440.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,797,482.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.1563%
          b.   Prior Monthly Period                                                                    5.7550%
          c.   Second Prior Monthly Period                                                             5.6167%

     2.   Three Month Average Base Rate                                                                5.8426%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.0277%
          b.   Prior Monthly Period                                                                   16.7978%
          c.   Second Prior Monthly Period                                                            17.4315%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7523%

XXIX. Series 2005-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Series             Total Investor           Transferors
A. Investor/Transferor Allocations                          Allocations              Interest             Interest
----------------------------------                          -----------              --------             --------
Beginning Invested /Transferor Amount                      653,428,375.41        500,000,000.00      153,428,375.41
Beginning Adjusted Invested Amount                                    N/A        500,000,000.00                 N/A
Floating Allocation Percentage                                        N/A              76.5195%            23.4805%
Principal Allocation Percentage                                       N/A              76.5195%            23.4805%
Collections of Finance Chg. Receivables                     11,557,381.67          8,843,648.44        2,713,733.23
Collections of Principal Receivables                       159,249,705.80        121,857,047.99       37,392,657.81
Defaulted Amount                                             2,887,952.25          2,209,846.06          678,106.18

Ending Invested / Transferor Amounts                       649,884,615.34        500,000,000.00      149,884,615.34

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                        Class A              Class B            Interest        Total
--------------------------------------                        -------              -------           --------         -----
Principal Funding Account                                            0.00               0.00              0.00               0.00
Investment Proceeds for Monthly Period                               0.00               0.00              0.00               0.00
Reserve Draw Amount                                                  0.00               0.00              0.00               0.00
Available Reserve Account Amount                                     0.00               0.00              0.00               0.00
Reserve Account Surplus                                              0.00               0.00              0.00               0.00

38,642.00                                                         4.0400%            4.2200%           4.3900%
Monthly Interest Due                                         1,358,730.56         127,479.17        159,137.50       1,645,347.22
Outstanding Monthly Interest Due                                     0.00               0.00              0.00               0.00
Additional Interest Due                                              0.00               0.00              0.00               0.00
Total Interest Due                                           1,358,730.56         127,479.17        159,137.50       1,645,347.22
Investor Default Amount                                      1,845,221.46         165,738.45        198,886.15       2,209,846.06
Investor Monthly Fees Due                                      695,833.33          62,500.00         75,000.00         833,333.33
Investor Additional Amounts Due
Total Due                                                    3,899,785.35         355,717.62        433,023.65       4,688,526.62

Reallocated Investor Finance Charge Collections                                                                      8,829,585.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          16.1080%
Base Rate                                                                                                                 6.2394%
Excess Spread Percentage                                                                                                  9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A            Class B               Interest        Total
--------------------------------------------                 -------            -------               --------        -----
Beginning Certificates Balance                             417,500,000.00      37,500,000.00     45,000,000.00     500,000,000.00
Interest Distributions                                       1,358,730.56         127,479.17        159,137.50       1,645,347.22
Principal Deposits - Prin. Funding Account                           0.00               0.00              0.00               0.00
Principal Distributions                                              0.00               0.00              0.00               0.00
Total Distributions                                          1,358,730.56         127,479.17        159,137.50       1,645,347.22
Ending Certificates Balance                                417,500,000.00      37,500,000.00     45,000,000.00     500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.25

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.25

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.40

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.40

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,300,196.19

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $159,137.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,141,058.69

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,372,703.73

          a.   Class A Monthly Interest:                                                         $1,358,730.56
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,845,221.46
          e.   Excess Spread:                                                                    $4,168,751.71

     2.   Class B Available Funds:                                                                 $662,218.90

          a.   Class B Monthly Interest:                                                           $127,479.17
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $534,739.73

     3.   Collateral Available Funds:                                                              $794,662.68

          a.   Excess Spread:                                                                      $794,662.68

     4.   Total Excess Spread:                                                                   $5,498,154.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $159,249,705.80

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $121,857,047.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $121,857,047.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,209,846.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $124,066,894.05

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $124,066,894.05

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $5,498,154.12
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $165,738.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $159,137.50
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $198,886.15
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,141,058.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2394%
          b.   Prior Monthly Period                                                                    5.8381%
          c.   Second Prior Monthly Period                                                             5.6998%

     2.   Three Month Average Base Rate                                                                5.9258%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1080%
          b.   Prior Monthly Period                                                                   16.8836%
          c.   Second Prior Monthly Period                                                            17.5174%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.8364%

XXX. Series 2005-5 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                            Series              Total Investor            Transferors
A. Investor/Transferor Allocations                        Allocations              Interest                Interest
----------------------------------                        -----------              --------                --------
Beginning Invested /Transferor Amount                   1,437,542,425.91       1,100,000,000.00         337,542,425.91
Beginning Adjusted Invested Amount                                   N/A       1,100,000,000.00                    N/A
Floating Allocation Percentage                                       N/A               76.5195%               23.4805%
Principal Allocation Percentage                                      N/A               76.5195%               23.4805%
Collections of Finance Chg. Receivables                    25,426,239.68          19,456,026.58           5,970,213.10
Collections of Principal Receivables                      350,349,352.75         268,085,505.57          82,263,847.18
Defaulted Amount                                            6,353,494.95           4,861,661.34           1,491,833.60

Ending Invested / Transferor Amounts                    1,429,746,153.75       1,100,000,000.00         329,746,153.75

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A            Class B           Interest           Total
--------------------------------------                       -------            -------           --------           -----
Principal Funding Account                                           0.00              0.00             0.00                 0.00
Investment Proceeds for Monthly Period                              0.00              0.00             0.00                 0.00
Reserve Draw Amount                                                 0.00              0.00             0.00                 0.00
Available Reserve Account Amount                                    0.00              0.00             0.00                 0.00
Reserve Account Surplus                                             0.00              0.00             0.00                 0.00

38,642.00                                                        4.0100%           4.1500%          4.2900%
Monthly Interest Due                                        2,967,010.14        275,802.08       342,127.50         3,584,939.72
Outstanding Monthly Interest Due                                    0.00              0.00             0.00                 0.00
Additional Interest Due                                             0.00              0.00             0.00                 0.00
Total Interest Due                                          2,967,010.14        275,802.08       342,127.50         3,584,939.72
Investor Default Amount                                     4,059,487.22        364,624.60       437,549.52         4,861,661.34
Investor Monthly Fees Due                                   1,530,833.33        137,500.00       165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                                   8,557,330.69        777,926.68       944,677.02        10,279,934.40

Reallocated Investor Finance Charge Collections                                                                    19,390,263.51
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         16.0695%
Base Rate                                                                                                                6.1996%
Excess Spread Percentage                                                                                                 9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A           Class B            Interest            Total
--------------------------------------------                -------           -------            --------            -----
Beginning Certificates Balance                            918,500,000.00     82,500,000.00    99,000,000.00     1,100,000,000.00
Interest Distributions                                      2,967,010.14        275,802.08       342,127.50         3,584,939.72
Principal Deposits - Prin. Funding Account                          0.00              0.00             0.00                 0.00
Principal Distributions                                             0.00              0.00             0.00                 0.00
Total Distributions                                         2,967,010.14        275,802.08       342,127.50         3,584,939.72
Ending Certificates Balance                               918,500,000.00     82,500,000.00    99,000,000.00     1,100,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.23

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.23

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.34

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.34

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $9,452,456.61

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $342,127.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $9,110,329.11

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,190,870.03

          a.   Class A Monthly Interest:                                                         $2,967,010.14
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $4,059,487.22
          e.   Excess Spread:                                                                    $9,164,372.67

     2.   Class B Available Funds:                                                               $1,454,269.76

          a.   Class B Monthly Interest:                                                           $275,802.08
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,178,467.68

     3.   Collateral Available Funds:                                                            $1,745,123.72

          a.   Excess Spread:                                                                    $1,745,123.72

     4.   Total Excess Spread:                                                                  $12,087,964.07

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $350,349,352.75

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $268,085,505.57

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $268,085,505.57

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,861,661.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $272,947,166.91

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $272,947,166.91

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $12,087,964.07
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $364,624.60
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $342,127.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $437,549.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $9,110,329.11

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.1996%
          b.   Prior Monthly Period                                                                    5.7983%
          c.   Second Prior Monthly Period                                                             5.6600%

     2.   Three Month Average Base Rate                                                                5.8859%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.0695%
          b.   Prior Monthly Period                                                                   16.8425%
          c.   Second Prior Monthly Period                                                            17.4762%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7961%

XXX. Series 2005-6 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series              Total Investor          Transferors
A. Investor/Transferor Allocations                        Allocations               Interest               Interest
----------------------------------                        -----------               --------               --------
Beginning Invested /Transferor Amount                    914,799,725.58          700,000,000.00         214,799,725.58
Beginning Adjusted Invested Amount                                  N/A          700,000,000.00                    N/A
Floating Allocation Percentage                                      N/A                76.5195%               23.4805%
Principal Allocation Percentage                                     N/A                76.5195%               23.4805%
Collections of Finance Chg. Receivables                   16,180,334.34           12,381,107.82           3,799,226.52
Collections of Principal Receivables                     222,949,588.11          170,599,867.18          52,349,720.93
Defaulted Amount                                           4,043,133.15            3,093,784.49             949,348.66

Ending Invested / Transferor Amounts                     909,838,461.48          700,000,000.00         209,838,461.48

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A             Class B           Interest           Total
--------------------------------------                     -------             -------           --------           -----
Principal Funding Account                                          0.00              0.00              0.00                0.00
Investment Proceeds for Monthly Period                             0.00              0.00              0.00                0.00
Reserve Draw Amount                                                0.00              0.00              0.00                0.00
Available Reserve Account Amount                                   0.00              0.00              0.00                0.00
Reserve Account Surplus                                            0.00              0.00              0.00                0.00

38,642.00                                                       3.9700%           4.1100%           4.2200%
Monthly Interest Due                                       1,869,263.47        173,818.75        214,165.00        2,257,247.22
Outstanding Monthly Interest Due                                   0.00              0.00              0.00                0.00
Additional Interest Due                                            0.00              0.00              0.00                0.00
Total Interest Due                                         1,869,263.47        173,818.75        214,165.00        2,257,247.22
Investor Default Amount                                    2,583,310.05        232,033.84        278,440.60        3,093,784.49
Investor Monthly Fees Due                                    974,166.67         87,500.00        105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                  5,426,740.19        493,352.59        597,605.60        6,517,698.38

Reallocated Investor Finance Charge Collections                                                                   12,315,180.54
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        16.0277%
Base Rate                                                                                                               6.1563%
Excess Spread Percentage                                                                                                9.9385%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A           Class B               Interest         Total
--------------------------------------------              -------           -------               --------         -----
Beginning Certificates Balance                           584,500,000.00     52,500,000.00     63,000,000.00      700,000,000.00
Interest Distributions                                     1,869,263.47        173,818.75        214,165.00        2,257,247.22
Principal Deposits - Prin. Funding Account                         0.00              0.00              0.00                0.00
Principal Distributions                                            0.00              0.00              0.00                0.00
Total Distributions                                        1,869,263.47        173,818.75        214,165.00        2,257,247.22
Ending Certificates Balance                              584,500,000.00     52,500,000.00     63,000,000.00      700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.20

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.20

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.31

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.31

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,011,647.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $214,165.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,797,482.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,283,175.75

          a.   Class A Monthly Interest:                                                         $1,869,263.47
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,583,310.05
          e.   Excess Spread:                                                                    $5,830,602.23

     2.   Class B Available Funds:                                                                 $923,638.54

          a.   Class B Monthly Interest:                                                           $173,818.75
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $749,819.79

     3.   Collateral Available Funds:                                                            $1,108,366.25

          a.   Excess Spread:                                                                    $1,108,366.25

     4.   Total Excess Spread:                                                                   $7,688,788.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $222,949,588.11

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $170,599,867.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $170,599,867.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,093,784.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $173,693,651.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $173,693,651.67

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $7,688,788.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $232,033.84
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $214,165.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $278,440.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,797,482.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.1563%
          b.   Prior Monthly Period                                                                    5.7550%
          c.   Second Prior Monthly Period                                                             5.6338%

     2.   Three Month Average Base Rate                                                                5.8484%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.0277%
          b.   Prior Monthly Period                                                                   16.7978%
          c.   Second Prior Monthly Period                                                            17.0820%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.6358%

XXX. Series 2005-7 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Series               Total Investor             Transferors
A. Investor/Transferor Allocations                         Allocations               Interest                 Interest
----------------------------------                         -----------               --------                 --------
Beginning Invested /Transferor Amount                     914,799,725.58          700,000,000.00         214,799,725.58
Beginning Adjusted Invested Amount                                   N/A          700,000,000.00                    N/A
Floating Allocation Percentage                                       N/A                76.5195%               23.4805%
Principal Allocation Percentage                                      N/A                76.5195%               23.4805%
Collections of Finance Chg. Receivables                    16,180,334.34           12,381,107.82           3,799,226.52
Collections of Principal Receivables                      222,949,588.11          170,599,867.18          52,349,720.93
Defaulted Amount                                            4,043,133.15            3,093,784.49             949,348.66

Ending Invested / Transferor Amounts                      909,838,461.48          700,000,000.00         209,838,461.48

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                       Class A            Class B            Interest             Total
--------------------------------------                       -------            -------            --------             -----
Principal Funding Account                                           0.00               0.00              0.00                 0.00
Investment Proceeds for Monthly Period                              0.00               0.00              0.00                 0.00
Reserve Draw Amount                                                 0.00               0.00              0.00                 0.00
Available Reserve Account Amount                                    0.00               0.00              0.00                 0.00
Reserve Account Surplus                                             0.00               0.00              0.00                 0.00

38,642.00                                                        4.0400%            4.2400%           4.3800%
Monthly Interest Due                                        1,902,222.78         179,316.67        222,285.00         2,303,824.44
Outstanding Monthly Interest Due                                    0.00               0.00              0.00                 0.00
Additional Interest Due                                             0.00               0.00              0.00                 0.00
Total Interest Due                                          1,902,222.78         179,316.67        222,285.00         2,303,824.44
Investor Default Amount                                     2,583,310.05         232,033.84        278,440.60         3,093,784.49
Investor Monthly Fees Due                                     974,166.67          87,500.00        105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                                   5,459,699.49         498,850.50        605,725.60         6,564,275.60

Reallocated Investor Finance Charge Collections                                                                      12,361,757.77
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           16.1086%
Base Rate                                                                                                                  6.2401%
Excess Spread Percentage                                                                                                   9.9385%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions               Class A              Class B           Interest             Total
--------------------------------------------               -------              -------           --------             -----
Beginning Certificates Balance                            584,500,000.00      52,500,000.00     63,000,000.00       700,000,000.00
Interest Distributions                                      1,902,222.78         179,316.67        222,285.00         2,303,824.44
Principal Deposits - Prin. Funding Account                          0.00               0.00              0.00                 0.00
Principal Distributions                                             0.00               0.00              0.00                 0.00
Total Distributions                                         1,902,222.78         179,316.67        222,285.00         2,303,824.44
Ending Certificates Balance                               584,500,000.00      52,500,000.00     63,000,000.00       700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.25

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.25

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.42

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.42

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $6,019,767.16

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $222,285.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,797,482.16

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,322,067.73

          a.   Class A Monthly Interest:                                                         $1,902,222.78
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $2,583,310.05
          e.   Excess Spread:                                                                    $5,836,534.91

     2.   Class B Available Funds:                                                                 $927,131.83

          a.   Class B Monthly Interest:                                                           $179,316.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $747,815.17

     3.   Collateral Available Funds:                                                            $1,112,558.20

          a.   Excess Spread:                                                                    $1,112,558.20

     4.   Total Excess Spread:                                                                   $7,696,908.27

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            76.5195%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $222,949,588.11

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $170,599,867.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $170,599,867.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,093,784.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $173,693,651.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $173,693,651.67

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $7,696,908.27
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $232,033.84
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $222,285.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $278,440.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,797,482.16

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2400%
          b.   Prior Monthly Period                                                                    5.8387%
          c.   Second Prior Monthly Period                                                             5.7175%

     2.   Three Month Average Base Rate                                                                5.9321%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.1086%
          b.   Prior Monthly Period                                                                   16.8843%
          c.   Second Prior Monthly Period                                                            17.1602%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.7177%